TEMPLETON GROWTH FUND, INC.
DECEMBER 1, 2002 PROSPECTUS

Franklin Templeton Investments







TEMPLETON GROWTH FUND, INC.
PO Box 33030, St. Petersburg, Florida 33733-8030, USA

CUSTODIAN BANK
JPMorgan Chase Bank
Chase Metro Tech Center
Brooklyn, New York 11245, USA

TRANSFER AGENT
FRANKLIN TEMPLETON INVESTOR SERVICES, INC.
100 Fountain Parkway, St. Petersburg, Florida 33716-1205, USA
PO Box 33030, St. Petersburg, Florida 33733-8030, USA

PAYING AGENTS IN THE FEDERAL REPUBLIC OF GERMANY
J.P. Morgan AG
Gruneburgweg 2, 60322 Frankfurt am Main

MARCARD, STEIN & CO. GMBH & CO. KG
Bankers since 1790
Ballindamm 36, 20095 Hamburg

MERCK FINCK & CO.
Private bankers
Neuer Wall 77, 20354 Hamburg

PAYING AGENT IN THE REPUBLIC OF AUSTRIA
Bank Austria Creditanstalt AG
Obere Donaustra(beta)e 19, 1020 ViENNA

Dr. Carl Graf Hardenberg
Attorney at law
Klein Fontenay 1, 20354 Hamburg

REPRESENTATIVE IN THE REPUBLIC OF AUSTRIA
Bank Austria Creditanstalt AG
Obere Donaustra(beta)e 19, 1020 ViENNA

AUDITOR
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036, USA

PRINCIPAL SALES AND SERVICE COMPANY
FRANKLIN TEMPLETON INVESTMENT SERVICES GMBH
PO Box 11 18 03, 60053 Frankfurt am Main - Mainzer Landstra(beta)e 16, 60325 Frankfurt am Main

In countries where the investment company is not entitled to sell to the public, this prospectus does not represent an offer to purchase fund units. Investment brokers, banks or other persons or entities are not entitled give information or make commitments that are not contained in this prospectus.





TABLE OF CONTENTS

                                                                Page

IMPORTANT NOTES                                       6

SURVEY OF COSTS                                       7

SELECTED FINANCIAL DATA                               8

PURCHASING FUND UNITS                                 9
Minimum investment                                    9
Method of payment in Germany                          9
Method of payment in Austria                         10
Additional payments                                  10
Credit transfers in USD                              10
Savings program in Germany and Austria               10

ISSUING UNITS                                        11

Account maintenance                                  11
Joint accounts with joint authority                  11
Joint accounts with individual authority             11
In the event of death                                12
Accounts for minors                                  12
Unit holders' obligations to cooperate               12

OFFERING PRICE                                       13
Issuing costs                                        13
Additional issuing costs                             13
Market timers                                        13
Cumulative volume discount                           14
Letter of intent                                     14
Purchases at net asset value                         14

REDEEMING FUND UNITS                                 16
Withdrawal plan                                      17

RIGHT TO EXCHANGE                                    17
Institutional investors                              18
Account statements                                   18

INVESTMENT GOALS AND POLICIES                        18

Investment techniques                                19
Temporary investments                                19
Repurchase agreements                                19
Stock index options                                  19
Stock index futures contracts                        19
Loans of investment securities                       19
SWAP agreements                                      20


Page

INVESTMENT PRINCIPLES AND RESTRICTIONS               20
Fundamental investment principles and restrictions   20

RISKS                                                22

INVESTMENT TRANSACTIONS AND RELATED RISKS            25

GENERAL INFORMATION                                  29
Inquiries                                            29
Investment management company                        29
Investment management agreement                      30
Advisory fee                                         30
Unit description / Unit certificates                 30
Unit holder meetings                                 30
Dividends                                            30
Custodian bank                                       31
Management company                                   31
Management                                           32
Net asset value                                      35
Calculating the net asset value                      35
Suspending the calculation of the net asset value    36
Representatives                                      36
Tax information                                      36
Taxation in the US                                   36
Taxation in Germany                                  37
Taxation in Austria                                  38
Transfer agent                                       38
Independent auditor                                  39
Disclosures                                          39
Price disclosure                                     39
Semi-annual and annual reports                       39
Sales service plan                                   39
Paying agency fee                                    39

PLACE OF JURISDICTION                                39

RIGHT TO COUNTERMAND PAYMENT                         39

CONTRACT TERMS                                       40



IMPORTANT NOTES

This prospectus contains information regarding Class A units (prior to January 1, 1999, Class I units) in Templeton Growth Fund, Inc. (the "Fund" or the "investment company") that unit holders should know before they make any investment decision. Investors should read this prospectus carefully and save it with the other documents they received.

The Templeton Growth Fund, Inc. units offered in Germany and Austria are "Class A units." Other unit classes and fund assets, which have other fee structures, are offered in the US. In Germany and Austria, only Class A units are available. Thus, all information in this prospectus refers to Class A units.

Templeton Growth Fund, Inc. was established on November 10, 1986 as a stock corporation of unlimited duration according to the laws of the State of Maryland (one of the United States of America) and on December 31, 1986 started its business activities as the 58% legal successor of Templeton Growth Fund Inc., Ltd. (the "Canadian fund"), which on that date was restructured into two funds. According to the terms of the restructuring, Canadian unit holders, who represent 42% of the units in circulation, remained unit holders of the Canadian fund while non-Canadian unit holders, who represent 58% of the units in circulation, became unit holders of the Fund. The investment company is registered, in accordance with the [US] Investment Company Act of 1940 (the "1940 Act"), in the US with the Securities and Exchange Commission ("SEC") under file No. 33 - 9981 as an open, diversified investment company in the US. The units of the investment company are not traded on any stock exchange, but under normal circumstances will be redeemed by the investment company at any time. The equity of the investment company always corresponds to the net asset value of its assets.

Your legal relationship to the investment company is governed by the German version of the prospectus and all other publications of the investment company. A summary of the contract terms can be found in this prospectus starting on page
10. You can receive a complete copy of the by-laws of the investment company as well as additional information by contacting the German service company, Franklin Templeton Investment Services GmbH.

Attached to the prospectus is an annual report whose reporting date must not date back more than 16 months and, if the reporting date dates back more than eight months, a semi-annual report is attached as well.

FUND UNITS ARE NEITHER APPROVED NOR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY INDIVIDUAL US STATE REGULATORY AGENCIES, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR INDIVIDUAL STATE REGULATORY AGENCIES EXPRESSED AN OPINION REGARDING THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. CLAIMS TO THE CONTRARY ARE A PUNISHABLE OFFENSE.

THE INVESTMENT COMPANY IS NOT SUBJECT TO THE SUPERVISION OF THE BUNDESANSTALT FUR FINANZDIENSTLEISTUNGSAUFSICHT [FEDERAL FINANCIAL SUPERVISORY AUTHORITY] (FORMERLY THE BUNDESAUFSICHTSAMT FUR DAS KREDITWESEN [FEDERAL BANKING SUPERVISORY OFFICE]) OR ANY OTHER GOVERNMENT SUPERVISION BY A GERMAN AGENCY. HOWEVER, THE BUNDESANSTALT FUR FINANZDIENSTLEISTUNGSAUFSICHT HAS BEEN NOTIFIED OF THE INTENTION TO SELL UNITS OF THE INVESTMENT COMPANY IN GERMANY PURSUANT TO SS. 7 AUSLANDINVESTMENT-GESETZ [FOREIGN INVESTMENT FUNDS ACT] SINCE JULY 28, 1982.

THE INVESTMENT COMPANY IS NOT SUBJECT TO THE SUPERVISION OF THE
FINANZMARKTAUFSICHT [AUSTRIAN FINANCIAL MARKET AUTHORITY] (FMA) OR TO ANY OTHER GOVERNMENT SUPERVISION BY AN AUSTRIAN AGENCY. THE BUNDESMINISTERIUM FUR FINANZEN [FEDERAL MINISTRY OF FINANCE], DEPARTMENT V/13, VIENNA, HAS BEEN NOTIFIED OF THE SALE OF FUND UNITS IN AUSTRIA PURSUANT TO SS. 30 INVESTMENTFUNDGESETZ [INVESTMENT FUND ACT OF] 1993.

FUND UNITS ARE NOT DEPOSITS AT ANY BANK OR LIABILITIES OF ANY BANK AND ARE NOT GUARANTEED OR ENDORSED BY ANY BANK. IN ADDITION, FUND UNITS IN THE US ARE NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTING IN FUND UNITS IS ASSOCIATED WITH ECONOMIC RISKS THAT INCLUDE LOSS OF CAPITAL.

DEPOSITS OF THE INVESTMENT COMPANY AT YOUR CUSTODIAN BANK ARE NOT PROTECTED BY DEPOSIT INSURANCE.





SURVEY OF COSTS

The purpose of this survey is to acquaint investors with the direct and indirect costs associated with investing in the Fund. The figures given are based on the information provided by the Fund during the past fiscal year. Current costs may differ from these figures.

A. Fees for Unit Holder Transactions:/1
Maximum issuing costs
 (as a percentage of the offering price):    5.75%
payable at purchase:                         5.75%*
payable at redemption:                       none **
exchange fees:                               none ***

B. Annual operating expenses of the Fund
   (as a percentage of the average net assets):
   Management fee                               0.61%
   Rule-12b-1 fees                              0.25%****
   Other expenses                               0.29%
   Total operating expenses of the Fund         1.15%


* Issuing costs are waived for investments of USD 1 million or more.

** Additional issuing costs of 1% may be charged if units are redeemed within one year of purchase (18 months since February 1, 2002). See "Additional issuing costs." Moreover, additional issuing costs of certain repurchase plans that may purchase Fund units without issuing costs may be demanded. See the headings "Redeeming Fund units" and "Additional issuing costs." In addition, the Fund charges a fee of 2% of the redemption price for so-called "market timer" transactions. (See "Market timers.")

*** Unit holders should only consider switching to another Templeton fund if the fund in question is entitled to sell its units to the public in Germany and/or Austria, because otherwise there are significant tax disadvantages.

**** These expenses may not exceed 0.25% of the annual average net assets of the Fund. (See under "Sales service plan.") After a longer period of time, these costs, together with the current issuing costs, may total an amount that is higher than the maximum issuing costs allowed by US law, not including Rule-12b-1 fees.

--------
1) If you instruct a bank or a financial services provider with the investment, you may incur additional charges.


C. Example:

Let us assume an annual return of 5% and that Fund operating expenses fluctuate within the range described above. Upon sale of Fund units after the number of years indicated, an investment worth USD 1,000 might incur the following costs:

1 YEAR           3 YEARS       5 YEARS         10 YEARS
USD 68*          USD 91         USD 117         USD 189

* assuming no additional issuing costs were charged

This is only an example. It is not a statement of current or future expenses, or increases or decreases in value. Actual expenses and/or increases or decreases in value may be higher or lower than indicated here.

Please understand that only issuing costs will be charged directly to your account. The Fund's annual operating expenses are paid from its assets and have already been taken into account when calculating the net asset value.





SELECTED FINANCIAL DATA

This survey shows the financial history of the Fund. The following selected financial data were audited by the independent auditing firm of PricewaterhouseCoopers LLP for the periods included in the August 31, 2000 and August 31, 2001 annual reports. The August 31, 2001 report is included in the prospectus. The financial data should be read in conjunction with the other financial statements and related disclosures contained in the August 31, 1999 and August 31, 2000 annual reports. Those reports give additional information on the growth in value of the Fund.

*The total return does not include the issuing costs.


                                                FISCAL YEAR ENDING AUGUST 31

RESULTS PER CLASS A FUND UNIT
(for units issued during the
 entire period)                  2001     2000     1999     1998    1997    1996     1995     1994     1993    1992     1991
---------------------------------------------------------------------------------------------------------------------------------

Net asset value at
beginning of period (USD)       19.67    19.56    16.78    22.47   18.75    18.96    18.95    17.47    15.81   16.14    15.23
---------------------------------------------------------------------------------------------------------------------------------
Income from securities
transactions:
Net income from
 investments (USD)               0.39     0.35     0.46     0.50    0.54     0.50     0.39     0.29     0.32    0.41     0.45

Realized and unrealized
price gains (/losses),
net (USD)                        0.16     0.99     4.76    (2.76)   4.48     1.34     1.20     2.58     2.97    0.92     1.68
---------------------------------------------------------------------------------------------------------------------------------
Total securities
transactions (USD)               0.23     1.34     5.22    (2.26)   5.02     1.84     1.59     2.87     3.29    1.33     2.13
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
Dividends from net income
from investments (USD)          (0.37)   (0.54)   (0.41)   (0.55)  (0.49)   (0.44)   (0.29)   (0.27)   (0.36)  (0.44)   (0.54)

Dividends from realized
price gains, net (USD)          (1.42)   (0.69)   (2.03)   (2.88)  (0.81)   (1.61)   (1.29)   (1.12)   (1.27)  (1.22)   (0.68)
---------------------------------------------------------------------------------------------------------------------------------
Total dividends (USD)           (1.79)   (1.23)   (2.44)   (3.43)  (1.30)   (2.05)   (1.58)   (1.39)   (1.63)  (1.66)   (1.22)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end
of period (USD)                 18.11    19.67    19.56    16.78   22.47    18.75    18.96    18.95    17.47   15.81     16.14
---------------------------------------------------------------------------------------------------------------------------------
Total return*                    1.62%    7.58%   34.72%  (12.61)% 28.28%   10.85%    9.51%   17.47%   23.49%   9.22%    15.95%

RATIOS/OTHER DATA:
Net assets at end of
period (USD 000,000)           12,093   13,191   13,369   11,117  12,129    8,451    9,964    5,612    4,034    3,269    2,896

Ratio of average net
assets to:
Expenses                        1.15%    1.11%    1.12%    1.08%   1.08%     1.09%    1.12%    1.10%    1.03%   0.88%    0.75%

Net income from investments     2.11%    1.83%    2.60%    2.53%   2.81%     2.87%    2.40%    1.76%    2.10%    2.62%   3.09%

Investment turnover ratio      24.29%   50.57%   32.01%   48.23%  41.81%    19.63%   35.21%   27.35%   28.89%  29.46%   30.28%






PURCHASING FUND UNITS

If you wish to purchase Fund units, please fill out the application form and send the original to:

Franklin Templeton Investment Services GmbH
PO Box 11 18 03, 60053 Frankfurt a. M.
Mainzer Landstra(beta)e 16, 60325 Frankfurt a. M.
Tel.: 08 00/0 73 80 02 (toll-free from Germany)
      08 00/29 59 11 (toll-free from Austria)
Fax:  0 69/2 72 23-120

Franklin Templeton Investment Services GmbH is the Fund's main sales organization for Europe and as of September 30, 2002 had share capital totaling EUR 1,278,229.70. It has negotiated numerous sales agreements with investment brokers and banks, which entitle them to independently trade Fund units.

INVESTMENT BROKERS AND BANKS ACT INDEPENDENTLY, PROVIDING INVESTORS WITH THEIR OWN TRADING AND/OR CONSULTING SERVICES. EVEN IF THEY RECEIVE COMMISSION PAYMENTS, INVESTMENT BROKERS AND BANKS ARE NOT EMPLOYEES OF THE FUND, FRANKLIN TEMPLETON INVESTMENT SERVICES GMBH, OR ANY OTHER FRANKLIN TEMPLETON INVESTMENTS COMPANY, NOR DO THEY REPRESENT IT IN ANY WAY. INVESTMENT BROKERS AND BANKS ARE NOT ENTITLED TO ACCEPT MONEY IN THE NAME OF THE FUND OR A FRANKLIN TEMPLETON INVESTMENTS COMPANY. PRODUCT INFORMATION IS PROVIDED EXCLUSIVELY BY THE COMPANIES OF FRANKLIN TEMPLETON INVESTMENTS.

The investment company strongly advises against debt financing of Fund unit purchases, because debt financing significantly increases investment risk. The investment company offers its Fund units to the public, but, with the exception of some fund-linked life-insurance policies, does not offer financial products that are combined with Fund units.

If independent brokers offer such "combination products," the investment company, the management company and its related companies assume no responsibility for these products, unless they have approved them in writing.

In view of the different cost structures and taxation of direct investment in investment funds and investment in fund-linked life-insurance policies, investors are strongly advised to have their tax and financial advisors inform them about which type of investment is most advantageous for them.

If you need help filling out the application, please contact your investment broker or Franklin Templeton Investment Services GmbH.

MINIMUM INVESTMENT

o Initial investment:
EUR 2,500

o Subsequent payments:
EUR 500

o Savings program:
EUR 100 monthly or quarterly

o Withdrawal plan:
Fund units with a transaction value of USD 25,000, monthly withdrawals starting at USD100 (see "Withdrawal plan")

METHOD OF PAYMENT IN GERMANY

PAYING AGENTS IN GERMANY FOR TRANSACTIONS IN EUR:
J.P. Morgan AG
Gruneburgweg 2
60322 Frankfurt am Main
Account No.: 6 111 600 224, Bank Code: 501 108 00

Marcard, Stein & Co. GmbH & Co. KG
Ballindamm 36
20095 Hamburg
Account No.: 3 010 014, Bank Code: 200 304 00

Merck Finck & Co.
Neuer Wall 77
20354 Hamburg
Account No.: 30 121 060, Bank Code: 200 307 00

Please indicate "Templeton Growth Fund, Inc." as the payee. Under "Reason for payment" please enter the name(s) of the unit holder and the investment account number (for existing accounts) or the application number (for initial purchase).

CREDIT TRANSFERS
Please credit the investment amount to a paying agency account in euros. Preprinted credit vouchers are available. Payments may only be made to the paying agency accounts listed on page 10.

PAYMENTS IN CASH
Please pay the investment amount in euros to one of our paying agency accounts (see page 10). Please note that J.P. Morgan AG in Frankfurt cannot accept payments in cash.

PAYMENTS BY CHECK
Starting March 1, 2002, Franklin Templeton Investment Services GmbH will no longer accept checks; it also reserves the right to return any checks it receives back to the sender. Investors wishing to pay by check can do so by sending a check (separately from sending in the application) to Franklin Templeton International Services S.A., 26, boulevard Royal, L-2449 Luxembourg. For information regarding the processing of checks before March 1, 2002, please contact Franklin Templeton Investment Services GmbH. BECAUSE OF DELAYS IN PROCESSING PAYMENTS BY CHECK, AND IN VIEW OF MORE STRINGENT REQUIREMENTS TO PREVENT MONEY LAUNDERING AS WELL AS POSSIBLE ADDITIONAL BANK FEES, INVESTORS ARE STRONGLY URGED TO MAKE THEIR INVESTMENTS BY CREDIT TRANSFER.

If you still wish to pay by check, please note the following:

SUBMITTING A EUR CHECK
Please issue the collection-only check in EUR to Templeton Growth Fund, Inc. and send it - separately from the application - to Franklin Templeton International Services S.A., Luxembourg. Franklin Templeton International Services S.A. will immediately deposit the amount of the check to a Franklin Templeton settlement account. The investment cannot be completed until clearance is confirmed.

SUBMITTING A USD ORDER CHECK
Please send the USD check, drawn on a US bank and issued to the transfer agent of the Fund, Franklin Templeton Investor Services, Inc., separately from the application to Franklin Templeton International Services S.A., Luxembourg. Franklin Templeton International Services S.A. will immediately deposit the amount of the check to a Franklin Templeton settlement account. The investment cannot be completed until clearance is confirmed.

IN ACCORDANCE WITH THE AU(BETA)ENWIRTSCHAFTSVERORDNUNG [FOREIGN TRADE ORDINANCE], INTERNATIONAL PAYMENTS MUST BE REPORTED BY UNIT HOLDERS TO THE BANKS THEY INSTRUCT. FRANKLIN TEMPLETON INVESTMENT SERVICES GMBH HAS AGREED TO SUBMIT THE REQUIRED REPORTS FOR UNIT HOLDERS IN ACCORDANCE WITH THE
AU(BETA)ENWIRTSCHAFTSVERORDNUNG.

METHOD OF PAYMENT IN AUSTRIA
In principle, the listed payee should be Templeton Growth Fund, Inc. Under "Reason for payment," please enter the name(s) of the unit holder and the investment account number (for existing accounts) or the application number (for initial purchase).

Please credit the amount of the investment in EUR to Bank Austria Creditanstalt AG. For payment by collection-only checks in EUR or payment by USD order checks, please see the instructions regarding submitting checks in Germany.

PAYING AGENT IN AUSTRIA FOR TRANSACTIONS IN EUR
Bank Austria Creditanstalt AG
Obere Donaustra(beta)e 19, 1020 ViENNA
Account No.: 0003-00 145/11, Bank Code: 11 000

In Austria, Bank Austria Creditanstalt AG will convert the amounts received into EUR and forward these amounts on behalf of the investors to the transfer agents.

ADDITIONAL PAYMENTS
Additional payments to an existing unit holder account can be made in EUR to one of the paying agency accounts by listing the number of the unit holder account with Franklin Templeton Investor Services, Inc. No new application must be filled out for additional payments.

Because Fund units must always be issued in accordance with the terms of the offering prospectus valid at the time of issuance, unit holders are strongly urged to obtain the currently valid prospectus prior to making any additional payments.

CREDIT TRANSFERS IN USD
Direct credit transfers are also possible in USD, whereby the banks are advised that is essential that the name(s) and account number(s) or name(s) and application number(s) must be clearly noted at the time of initial purchase. The following account is available for credit transfers in USD:

Payee:
Templeton Growth Fund, Inc.
Account No.: 6 231 400 414, Bank Code: 501 108 00
Payee bank:
J.P. Morgan AG
Frankfurt am Main
(Swift code: CHASDEFX, Telex No.: 411625)
Cover to be provided via:
JPMorgan Chase Bank, New York
(Swift code: CHASUS33)

Reason for transfer:
Name of unit holder, account number (for existing accounts) or application number (for initial purchase)

SAVINGS PROGRAM IN GERMANY AND AUSTRIA
Investors have the opportunity in Germany and Austria to join a savings program wherein they can make monthly or quarterly payments to acquire Fund units.

The minimum amount of a savings installment is EUR 100 (monthly or quarterly). No initial payment is necessary to be accepted into the savings program.

Investors participating in a savings program will receive quarterly savings-plan statements by mail.

To reduce bank fees for investors and the Fund, the savings program uses a direct-debiting system.

To be able to participate in the savings program, an issuer must issue a direct debit mandate: on the application or, for existing accounts, on a separately available form, an investor must authorize (revocable at any time) his bank account to be debited by means of a direct debit in the agreed-upon savings amount in favor of the paying agency account of the Fund on the first of each month. The direct-debit mandate or changes in the amount of the total to be debited must be received no later than the twentieth day of a month in order to be effective the following month.

On the day of the direct debit, participants in the savings program are required to have a corresponding balance in their bank account and to only revoke submitted direct debits if the amount of the debit exceeds the direct-debit mandate.

Issuing costs are only charged on the actual saving amounts paid in; there is no prior charge for costs.

Investors should be aware that, in the context of a savings program, they are purchasing Fund units whose value may fluctuate, so that, under certain circumstances, continuous increases in the value of their assets will not be obtained and, under unfavorable circumstances, their savings may even be lost. The savings are not protected by deposit insurance, and there is no guarantee a specific savings goal will be reached.

ISSUING UNITS

Units are issued only after both the application form and the investment amount have been received at the main office of the transfer agent of the Fund, Franklin Templeton Investor Services, Inc. If payment is made via a paying agency account, the payment normally is received one bank workday after the day the payment was credited to the paying agency account. Applications submitted to Franklin Templeton Investment Services GmbH will be immediately forwarded by electronic means to the transfer agent. The transfer agent calculates the number of Fund units in the whole units and fractions thereof that are being purchased on the basis of the offering price. The offering price is calculated as of the end of the trading day of the New York Stock Exchange that follows the date the payment is received by a paying agent, provided the transfer agent has received a correctly filled-out purchase application by that date. Only then do investors become unit holders of the Fund. No rights or obligations between the Fund and the investor exist before this time.

The unit holder will receive a written confirmation by mail concerning the Fund units purchased by him as well as the number of his unit holder account that is managed by Franklin Templeton Investor Services, Inc. If requested in writing, Franklin Templeton Investor Services, Inc. will issue a certificate concerning the entire amount of units located in a unit holder account. However, because of the cumbersome handling entailed in returning units and the risk of losing the certificate, certificates are strongly discouraged.

For units to be issued to banks and institutions, orders must be received at Franklin Templeton Investment Services GmbH by 4:00 p.m. Frankfurt time on days when the net asset value of the Fund is calculated so that under normal circumstances the offering price calculated on this date can be determined at the close of business of the New York Stock Exchange and the units can be issued. These orders, however, can only be accepted on German bank workdays, and also only if an appropriate agreement has been signed with Franklin Templeton Investment Services GmbH. The banks and institutions will then receive without delay an execution confirmation by fax with the exact amount of the offering price to be paid. The amount of the investment is due three German workdays after the units are issued.

The Fund or the transfer agent may refuse any purchase application.

Investors are required to examine without delay the order confirmations sent to them by mail after each transaction to ensure that the transactions have been properly entered into the investor's unit holder account. Investors are also required to inform Franklin Templeton Investment Services GmbH immediately if they do not receive an order confirmation within the expected timeframe.

ACCOUNT MAINTENANCE

Accounts can be opened for a single investor (individual account) or for several investors (joint account). Investors are requested to check the appropriate column on the application form.

JOINT ACCOUNTS WITH JOINT AUTHORITY

For joint accounts, authorization requires the signature of both account holders. Please strictly observe the terms and conditions described under the heading "In the event of death."

JOINT ACCOUNTS WITH INDIVIDUAL AUTHORITY

In the case of joint accounts with individual authority, a unit holder can solely - even to his own benefit - execute all authorizations concerning the joint account, including dissolving it, without the signature or any prior consent of the other unit holder. The Fund is not required to inform the other account holder prior to executing such a request. Investors should therefore be aware of the danger of abuse of individual authority. Upon the request of an individual account holder, which is possible at any time, the Fund will change the individual authority to a joint authority. Please strictly observe the terms and conditions described under the heading "In the event of death," as well.

IN THE EVENT OF DEATH

By establishing a joint account, in the event of death the unit holder authorizes the Fund or its transfer agent to transfer the units to the surviving account holder. A transfer to the surviving account holder generally takes place only after a death certificate has been submitted. The Fund, the transfer agent and/or Franklin Templeton Investment Services GmbH are not required to inform possible heirs of this event or to obtain their instructions. However, if the heir or heirs revoke the order for transfer of the deceased account holder before the Fund or the transfer agent can execute it, the Fund will continue to maintain the account in question as a joint account with joint authority and accordingly only obey joint requests of the heirs and the surviving account holder. Unit holders should therefore make appropriate provisions in their testamentary instructions. Investors who do not wish to transfer the account to the surviving unit holder should check the appropriate column on the application form.

For the required clarification of authority with regard to a unit holder account, in the event of death the Fund requires that a certificate of inheritance, letters testamentary or other required documents in this regard be submitted. In individual cases, the Fund, at its own discretion, may waive the submission of a certificate of inheritance or letters testamentary if a transcript or certified copy of the testamentary instructions (will, deed of inheritance) is submitted along with the related record of the reading of the will. The Fund may regard the person named therein as heir or executor as the authorized party, allow him to manage the account and, in particular, may regard payments to him as a full discharge of its liabilities. This does not apply if it is known to the Fund that the person named therein is not entitled to manage the account or if this was not known to it due to negligence.

ACCOUNTS FOR MINORS

Accounts in the names of minors can only be established with the consent of both parents of the minor. Until the minor reaches the age of majority, consent of the persons in charge of the minor's care and upbringing is also required all other instructions with regard to the account.

If one parent is in sole charge of the care and custody of the minor, the Fund is entitled to demand proof of custody before opening the account or executing further transactions. To this end, for example, the submission of a relevant judgment of Family Court or Guardianship Court may be demanded.

The persons having custody may also stipulate when the account is opened that each of them individually should be entitled to manage the account. This authorization with regard to the Fund can be revoked in writing at any time.

The address of the parent or custodian first named in the application form shall serve as the mailing address of the minor's account.

To protect against fraud the Fund can demand that the account holder, upon reaching the age of majority, submit a confirmed signature before it carries out the first instruction of the account holder.

UNIT HOLDERS' OBLIGATION TO COOPERATE

To properly manage the unit holder account, the unit holder must notify the Fund without delay of any changes of his name or address, as well as any other changes affecting the account. There must not be any doubt as to the content of any order. Unclear or badly formulated orders can result in questions that lead to delays. These delays harm the customer.

Each unit holder must immediately check the account statements, notices concerning execution of orders and information about expected payments for accuracy and completeness and raise any objections. This also applies if confirmations concerning the settlement of transactions ordered by the unit holder are missing.





OFFERING PRICE

The offering price corresponds to the net asset value per unit, plus issuing costs corresponding to the following table.

ISSUING COSTS

                  Issuing costs
-------------------------------------------------------------------------------
Amount of                    related to
investment at              gross investment               related to
offering price             (offering price)             net investment
-------------------------------------------------------------------------------
Less than
USD 50,000                      5.75%                    6.10%
more than USD 50,000
but less than
USD      100,000                4.50%                    4.71%

More than USD 100,000
but less than
USD 250,000                     3.50%                    3.63%

More than USD 250,000
but less than
USD 500,000                     2.50%                    2.56%

More than USD 500,000
but less than
1,000,000 USD                   2.00%                    2.04%

USD 1,000,000
or more*                        none                     none


* No issuing costs are charged on investments of USD 1 million or more upon purchase, although additional issuing costs are charged for early redemption (see "Additional issuing costs").

The following describes the calculation of the offering price using a fictive example as of January 31, 1999. The assets of the Fund in the amount of USD 12,989,624,475 less liabilities in the amount of USD 75,626,189 yielded net Fund assets of USD 12,913,998,286, of which Class A units constitute USD 12,129,282,793. These net assets divided by the number of Class A units issued on January 31, 1999 (539,719,713) yielded a net asset value per Class A unit of USD 22.47, which corresponded to the redemption price on that date. The net asset value per Class A unit plus the issuing costs of 6.10% (USD 1.37) made up the offering price per Class A unit of USD 23.84.

Up to 100% of the issuing costs can be paid by or at the request of Franklin Templeton Investment Services GmbH to such persons, banks or other institutions that have negotiated the purchase of Fund units.

ADDITIONAL ISSUING COSTS

If no issuing costs were paid upon unit purchase because the amount of the investment exceeded USD 1 million or because a letter of intent was submitted for a corresponding investment, an additional issuance fee may be charged if the purchased units are returned in whole or in part within 12 months. For units purchased since February 1, 2002, this period will be extended to 18 months. The period starts on the last day of the month the units in question were purchased. If units worth more than USD 1 million are already held, units purchased later without issuing costs may be subject to an additional issuance fee if they are sold within the calculation period. The additional issuing costs shall equal 1% of the value of the returned units or their net asset value at the time of the purchase, depending on which amount is smaller. In this case, units not subject to issuance fees are redeemed first. After that, the units subject to the additional issuance fee will be redeemed in the order they were purchased.

Unless otherwise agreed to, for orders where a specific USD or EUR sum is to be received upon redemption, the additional issuance fee incurred is covered by the redemption of additional units. For orders in which a specific number of units are redeemed, any additional issuing costs are deducted from the proceeds of the redemption.

MARKET TIMERS

As of March 1, 2002, the Fund will no longer allow "market timer" speculative transactions and can refuse or restrict unit holder purchases or exchange transactions that do not meet the following requirements:

An investor is considered a "market timer" if he

1. orders an exchange or redemption within two weeks of purchasing or exchanging any fund of the Franklin Templeton Group, or

2. exchanges or redeems any fund of the Franklin Templeton Group more than twice within 90 days.

All investment accounts held or controlled by a market timer are subject to these restrictions.

Anyone, including the unit holder or his representative, who is classified by the Fund, its management company or unit holder service company as a market timer shall receive written notification of his status and the rules of the Fund. Persons classified as market timers must be registered with the market-timing department of Franklin Templeton Investor Services, LLC, and all orders for the purchase, exchange or redemption of units shall be handled by this department. Persons classified as market timers who redeem or exchange their units of the Fund within 90 days after purchase shall be charged of fee of 2% of the proceeds from redemption.

This fee does not apply to individual 401(K) accounts not held by Franklin Templeton Investor Services, LLC, or for funds under the dividend-reinvestment program or the systematic withdrawal plan.

CUMULATIVE VOLUME DISCOUNT

The reduced issuing costs pursuant to the table of issuing costs also apply on a cumulative basis. When determining the issuing costs that are due, the current investment amount is added, specifically to the benefit of the investor, to the current net asset value or to the net asset value paid upon purchase (whichever is higher) of the Fund units, as well as other US Franklin Templeton funds, that are already held by the investor, his spouse, his children under the age of 21 or his grandchildren under the age of 21. If the investor is the sole proprietor of a company, the unit holder accounts held by the company are also taken into account. The same applies to pension-plan accounts of this company that currently are not offered in Germany or Austria.

Because only certain Franklin Templeton funds are registered for public sale in Germany and Austria, if investors have any doubts, they should contact Franklin Templeton Investment Services GmbH.

It is the goal of the main sales organization to provide investors with the lowest possible issuing costs. However, it is only possible to ensure that the investor receives the correct discount if he or his investment broker requests the discount when executing the investment and provides the necessary information making it possible to determine that the purchase qualifies for a reduction in issuing costs. The terms of the cumulative volume discount can be changed or nullified at any time.

LETTER OF INTENT

Investors can also request the reduced issuing costs for investments within the context of a letter of intent if they have stated their intent to invest a specific sum in units of Templeton Growth Fund, Inc. and/or (in Germany) Templeton Global Smaller Companies Fund, Inc. within a period of 13 months. Forms for this purpose can be obtained from Franklin Templeton Investment Services GmbH. In this case, the level of issuing costs is based on the declared target sum. The minimum initial investment is EUR 2,500 or 5% of the intended target sum.

The following conditions apply to letters of intent:

Units purchased with the initial 5% of the target sum are held in trust to guarantee payment of higher issuing costs if the intended target sum is not actually reached. Therefore, units held in trust will - if necessary - be redeemed to compensate for the difference in higher issuing costs. However, units held in trust can be exchanged for units of Templeton Global Smaller Companies Fund, Inc. (but not for units of Franklin Templeton Investment Funds) but not redeemed until the letter of intent is fulfilled or the higher issuing costs are paid.

A unit purchase not made from the outset within the context of a letter of intent may be considered within the context of a later letter of intent if it is made within 90 days after the unit purchase in question. Units purchased more than 90 days before the letter of intent count toward fulfillment of the letter of intent. However, no subsequent reduction in issuing costs can be requested for these units.

Redemptions made by the unit holder within the 13-month period will be deducted from total purchases for the purpose of determining whether the terms of the letter of intent have been fulfilled.

If the letter of intent is not fulfilled within 13 months, an additional calculation will be made by selling an appropriate number of units held in trust. If all the units are sold, or if all the units are exchanged for units of funds of Franklin Templeton Investment Funds of Luxembourg, the letter of intent shall cease to be valid and a retrospective calculation will be made of the issuing costs.

PURCHASES AT NET ASSET VALUE

For purchases at net asset value, another form in addition to the purchase application must be submitted. This form is available at Franklin Templeton Investment Services GmbH.

The payment of issuing costs (including retrospective ones) is waived for certain purchases if reinvestment is made within 365 days. This waiver currently applies to the following categories:

1) Reinvestments of dividends and distributions of realized gains from a Franklin Templeton fund, where the reinvestment must be made within 365 days after the payment date. This right only applies to US Franklin Templeton funds, of which in Austria only Templeton Growth Fund, Inc. is registered for public sale (in Germany, Templeton Global Smaller Companies Fund, Inc. is also registered). The reinvestment, however, must be to the same unit class.

2) Reinvestments of redemption proceeds from units of US Franklin Templeton funds, provided issuing costs were originally paid and the money is reinvested within 365 days. For these purposes, an exchange of units is not considered a redemption. No additional issuing costs will be waived if additional issuing costs were due on the units to be reinvested at the time of sale. For any additional issuance fee that was paid at the time of a previous redemption, units in relation to the reinvestment sum will be credited to the account at market value. However, this starts a new calculation period. The rules above, however, do not apply to savings plans. If the redemption proceeds were immediately invested in a Certificate of Deposit at a Franklin Bank, they can be reinvested with regard to the above terms and conditions. Reinvestment must be made within 365 days after the due date of the certificate (including any extensions).

3) US annuity accounts for certain groups.

4) Certain US pension plans that include Franklin Templeton funds.

5) Reinvestments of proceeds from redemption of Class A or Class A (accumulation) units of Franklin Templeton Investment Funds. No additional issuing costs are waived if appropriate fees were to be paid at the time of sale on units to be reinvested. For every additional issuance fee that was paid for the previous redemption, units will be credited to the account at market value. However, this starts a new calculation period.

6) Redemption proceeds for the redemption of units of a fund registered neither in Germany nor in Austria under certain conditions.

The following investor groups pay no issuing costs when purchasing Fund units. In cases of doubt, Franklin Templeton Investment Services GmbH, at its own discretion, will decide if the rules for exceptions apply:

1) Fund units can be purchased at net asset value from banks and from companies offering securities services with funds for which they possess exclusive and discretionary investment power of attorney, and for which they act as a trustee, agent, advisor, custodian bank or in a similar capacity. The minimum requirements that apply to such purchases can be requested from Franklin Templeton Investment Services GmbH.

2) Fund units may also be purchased at net asset value by public-sector institutions. Such investors should consult their legal departments to determine whether - and to what extent - they are legally permitted to invest in the Fund, and should contact Franklin Templeton Investment Services GmbH for further details.

3) Certain brokers and dealers that have entered into an additional agreement with the main sales organization on behalf of customers claiming a reduction.

4) Government-authorized dealers or brokers on own account.

5) Employees of investment brokers and affiliated companies and members of their families, pursuant to the internal rules of the respective employer.

6) Executives, trustees, officers and full-time employees of Franklin Templeton Funds or of Franklin Templeton Investments, as well as members of their families, pursuant to the currently valid corporate policy guidelines.

7) Investment companies that, in connection with a merger, takeover or exchange, offer to exchange units or sell assets.

8) Accounts managed by Franklin Templeton Investments.

9) Certain open investment funds (unit investment trusts) and their unit holders who wish to reinvest their fund distributions.

10) Certain group savings  plans  offered by US  retirement  plans.

11) Chilean retirement programs that meet certain conditions.

12) German insurance companies that provide to the public life and pension insurance plans or fund-linked life insurance in Germany and have entered into a corresponding agreement with Franklin Templeton Investment Services GmbH.

13) Qualified investment advisors who purchase units through investment brokers that have entered into an agreement with Franklin Templeton Investment Services GmbH.

Units can also be purchased at net asset value from participants in certain US retirement programs and groups.

Retirement programs that qualify as such according to US rules are subject to additional requirements. The Fund can agree to these additional requirements in separate contracts with investment brokers.

The investment company reserves [the right] to adjust or discontinue these additional requirements for purchasing units at any time.


REDEEMING FUND UNITS

Units will be redeemed at the redemption price if the unit holder sends an order "in good order" to the transfer agent. "In good order" means that the redemption order must meet the following criteria:

1. The order must be sent in writing to Franklin Templeton Investment Services GmbH PO Box 11 18 03, 60053 Frankfurt am Main Mainzer Landstra(beta)e 16, 60325 Frankfurt am Main Tel.: 08 00/0 73 80 02 (toll-free from Germany)
   Tel.: 08 00/29 59 11 (toll-free from Austria) Fax: 0 69/2 72 23-120 which will immediately forward it by electronic means to the transfer agent.

2. The signature(s) of the unit holder(s) to be entered on the redemption order must match exactly the signature(s) on the purchase application. For unit holder protection, Franklin Templeton Investment Services GmbH can in individual cases, and at its own discretion, demand a bank-certified signature from the unit holder(s). Unit holders must understand that no existing redemption order can be executed until this/these bank-certified signature(s) has/have been received by Franklin Templeton Investment Services GmbH.

The order must indicate either the number of units or the amount in USD that is being redeemed. If the amount is indicated in EUR, it will be calculated in USD according to the exchange rate in effect at the London foreign exchange market at the time of conversion.

In the US, there are special requirements for confirming signatures. Information about these requirements is available from the German service company and the transfer agent.

3. If certificates were issued for the units in question, they must be attached to the application.

4. If the units planned for redemption are registered to an estate, a bank, a foundation, a trustee or guardian, or to a corporation or partnership, documents must be attached that, in the opinion of Franklin Templeton Investment Services GmbH, clearly authorize the signatory(-ies) of the application and/or satisfy all relevant legal requirements. For more information, contact Franklin Templeton Investment Services GmbH.

In keeping with the aforementioned conditions, the redemption order may be sent directly to Franklin Templeton Investor Services, Inc. In that case, however, it must be in English.

The redemption price is the net asset value, which is calculated after the redemption order in good order has been received by the transfer agent. Payment of the redemption price, i.e., sending the proceeds of the redemption, is normally made by a check in USD within seven days after receipt of the complete redemption order. The check will be sent by mail to the registered address of the unit holder (or another address indicated by the latter).

However, investors can also have redemption proceeds transferred and credited to the bank account listed on the account-opening application or in the redemption order. There is no charge to investors for this service. Because for the most part credit transfers take less time than sending redemption proceeds by check, investors are encouraged to choose payment by credit transfer. Please indicate on the redemption order that you wish payment by credit transfer.

Orders sent by fax to Franklin Templeton Investment Services GmbH and placed by 4:00 p.m. Frankfurt time on days on which the net asset value of the Fund is calculated, will under normal circumstances be based on the redemption price calculated at the close of business of the New York Stock Exchange on that day. However, these orders can only be accepted on German bank workdays.

With immediate effect, receipt of the original order previously required to make a payment or execute a transfer is waived for unit holder transfer and sell orders sent by fax to Franklin Templeton Investment Services GmbH for which a payment or transfer is to be made to an account of the unit holder. However, Franklin Templeton Investment Services GmbH and the transfer agent reserve the right in the following cases, prior to executing payment or transfer, to demand, among other things, the original order:

- The amount of the transfer or sell order exceeds the equivalent of USD 100,000

- Payment is made in a country that has not enacted adequate money-laundering legislation, especially countries not included in the so-called GAFI/FATF (Financial Action Task Force)

- The transfer or sell order is for a third party

- There has been a change of address for the investment account of the unit holder within the last 15 days

- The transfer or sell order is in connection with a mortgage or estate

In Germany and Austria, investors can request payment in EUR from the paying agencies for redemption proceeds, dividends and other payments. In these cases, the custodian bank will use the Chase Manhattan Bank in London for currency exchange and to forward the redemption proceeds.

The Fund can unilaterally redeem the units of an investor if the net asset value of these units is less than USD 500, provided this is not due to fluctuations in price of the units of the investor. In addition, the Fund can unilaterally redeem units of investors who have failed to submit an official tax number or other tax statements required by the Fund. A redemption notice sent by airmail to the registered address of the investor will give a date, not less than 30 days after the mailing date, and the units will then be redeemed at the net asset value in effect at the close of business on the date listed, unless the investor has purchased additional units that raise the total value of the account to USD 500 or did not provide an official tax number (or other information requested by the Fund). Redemption proceeds will be sent by check to the investor's registered address.



WITHDRAWAL PLAN

Unit holders can join a program for systematic withdrawals ("withdrawal plan") and receive on a regular basis monthly, quarterly, semi-annual or annual payments of USD 100 or more from their account. To do so, a unit holder must maintain Fund units equivalent to at least USD 25,000. There are no service fees for joining or participating in the plan. Distributions of realized price gains and dividends must be reinvested in additional units at net asset value to the account of the unit holder. Payments are made by redeeming units to pay for the stipulated withdrawals at the net asset value on the date of withdrawal (this date is generally the 25th of the month).

The investor can elect to receive the proceeds of the withdrawal either in the form of a US check directly from Franklin Templeton Investor Services, Inc., St. Petersburg or in EUR by credit transfer. However, even in this case, the withdrawal amount is indicated in USD. If, nevertheless, an amount in EUR is indicated, the total amount of the withdrawal will be calculated in USD using the exchange rate in effect at the London Foreign Exchange Market at the time of conversion.

Because credit transfers generally take less time than sending a check, investors are encouraged to choose payment by credit transfer. There are no fees to investors for this service. Please indicate on the application form that you wish payment by credit transfer.

Redeeming units can reduce and eventually use up the units listed on the unit holder account if the withdrawals exceed the value of the units. This can happen especially if the price declines. If on the date of the stipulated distribution there are not sufficient units listed, no payment will be made as part of the plan; rather, the account will be closed and the remaining balance will be paid to the unit holder by a check in USD. Withdrawal-plan payments cannot be considered true income or earnings, because a portion of the payments can be considered repayment of invested capital.

Because of the issuing costs that must be paid on additional purchases, it is not advantageous to maintain a withdrawal plan while simultaneously purchasing additional Fund units. Normally, unit holders should make no additional investments less than USD 5,000 or three times the amount withdrawn per year.

The withdrawal plan can be terminated by written notice of the unit holder or the Fund, and it ends automatically if all units are redeemed or withdrawn from the account or if the Fund is notified of the death or legal incapacity of the unit holder. No unit certificates will be issued so long as a withdrawal plan exists.

RIGHT TO EXCHANGE

Fund units of Templeton Growth Fund, Inc. can be exchanged without cost for units of other US Franklin Templeton funds that are entitled to sell their units to the public in the country where the unit holder resides. They can be exchanged on the basis of their current net asset value per unit as of the time of the exchange. If the units to be exchanged are subject to an additional issuance fee and the exchange takes place within the calculation period, the units of the new fund will henceforth be subject to the additional issuance fee. If units to be exchanged in the account are subject to an additional issuance fee, units not subject to the fee will be exchanged first. If the number of these units is not sufficient, the units subject to the additional issuance fee will be exchanged in the order they were purchased.

No form is required to exchange units. The request can be made by writing a letter in German to Franklin Templeton Investment Services GmbH.

Exchanges are subject to the minimum investment requirements of each fund. Issuing costs are generally not charged if these fees were already paid for the original investment and the new fund does not have higher issuing costs.

Unit holders wishing to exchange units should first request and read the latest prospectus of the fund whose units they wish acquire.

Unit holders should also be aware that the law considers an exchange to be a sale and a purchase, so that, for example, minimum holding periods under tax law must be observed.

A switch to another Franklin Templeton fund can only or only then be processed if an investment account already exists for this other Franklin Templeton Fund, or if a proper application to open an investment account has been filed. Because Franklin Templeton Fund and its custodian banks are headquartered in different countries, processing such an exchange may, under certain circumstances, take several business days.

Because excessive unit turnover can negatively affect the performance, the business activities and the unit holders of the Fund, the Fund can refuse any exchange order if the Fund believes that (1) the Fund is being harmed or is no longer able to effectively invest its assets, or (2) the Fund receives or expects orders of a sufficient magnitude to significantly affect the unit price.

The right to exchange can be terminated or changed with 60 days notice.

In general, proceeds from the redemption of Fund units take five business days after redemption to arrive. The funds into which you wish to exchange your units may delay the issue of units based on an exchange until the fifth business day. Fund units are exchanged at the net asset value that is calculated at the end of the business day on which the exchange application in good order was received. Please note that, with regard to exchange applications, Franklin Templeton Investment Services GmbH can in individual cases, at its own discretion, demand bank certification of the signature(s) and in these cases will only process the exchange application if there is a bank-certified signature(s).

INSTITUTIONAL INVESTORS

Institutional investors have additional methods to purchase, redeem or exchange Fund units. Contact Franklin Templeton Investment Services GmbH for more details.



ACCOUNT STATEMENTS

Unit holder accounts are opened according to the registration instructions of the unit holder. Movements in the account, for example additional investments or reinvestment of dividends, are confirmed on a regular basis by Franklin Templeton Investor Services, Inc. Upon request, copies of account statements that are less than three years old will be provided free of charge. There is a charge of up to USD 15 for copies of account statements dating back more than three years before the date the transfer agent receives the request.

INVESTMENT GOALS AND POLICIES

The investment goal of the Fund is long-term capital appreciation. The Fund attempts to achieve its goals by investing in dividend-paying equity securities and corporate and government debt securities from all countries, including developing nations. The Fund invests mainly in dividend-paying equity securities, including common and preferred stock as well as convertible bonds. It also invests in American, European and global Depositary Receipts. Depending on the current market situation, the Fund on principle invests up to 25% of its assets in unrated and rated debt securities.

DIVIDEND-PAYING EQUITY SECURITIES entitle the owner to a share in the operating profits of a company. They include common stock, preferred stock, convertible bonds, warrants or comparable rights. The investment company invests principally in common stock. When choosing these dividend-paying securities, the investment management company focuses on the market price of the company's stock compared to long-term profit, asset value and cash flow potential that, in its opinion, exists. Historical measures of value, including the price-earnings ratio, profit margins and breakup value, are also taken into consideration.

DEPOSITARY RECEIPTS. The investment company also invests in US, European and global Depositary Receipts. Depositary Receipts are certificates that are typically issued by a bank or trust company and which give their owners the right to obtain securities issued by US or other companies.

DEBT SECURITIES represent the obligation of the issuer to repay a loan. Typically, interest must also be paid. Depending on the current market conditions, the Fund on principle invests globally up to 25% of its total assets in corporate and government debt securities. Debt securities include bonds, commercial paper, time deposits, banker's acceptances and structured notes. The investment company may invest both in rated as well as unrated debt securities. Independent rating agencies rate debt securities based on their estimate of the economic potential of the issuer. In general, the lower the rating, the higher the investment risk. The investment company may purchase debt securities that have been rated Caa or higher by Moody's Investors Services, Inc. ("Moody's") or CCC or higher by the Standard & Poor's Corporation ("S&P"). It may also purchase unrated debt securities of comparable quality.

Convertible bonds

The Fund also invests in convertible bonds. These are a mixed form that includes features of dividend-paying and debt securities.

INVESTMENT TECHNIQUES

The following describes in detail various investment techniques that the Fund may use. Although some investment companies and other institutional investors use these techniques in various markets, some of these strategies cannot be used by the Fund in some markets to any great extent at present. The same will probably hold true for the future as well.

TEMPORARY INVESTMENTS

If the investment management company believes that equity markets and economic areas are experiencing significant fluctuations, a serious downward trend or other unfavorable circumstances, the assets of the investment company may be invested in cash or other high-quality, short-term investments. Under these conditions, the investment company can invest up to 100% of its assets in: (1) US government securities; (2) time deposits in the currency of every major country; (3) commercial paper; or (4) repurchase agreements with banks and securities dealers.

REPURCHASE AGREEMENTS

For a number of reasons, including to wait for a buying opportunity or for defensive purposes, the Fund generally holds a portion of its assets in bank deposits and similar liquid investments. To obtain income from this portion of the assets, the Fund may enter into repurchase agreements. As part of these repurchase agreements, the Fund agrees to buy a US government bond from the other party and to resell this security within a short period of time (generally after as few as seven days) at a higher price to a bank or securities dealer. The bank or securities dealer agree to transfer to the Fund's custodian bank the securities at a market value of at least 102% of the dollar sum that the Fund invests in each repurchase agreement.

The investment management company will monitor the value of this security daily to determine that the value corresponds to the repurchase price or exceeds it.

STOCK INDEX OPTIONS

Even though it currently has no intention to do so, to obtain additional income and/or to safeguard the value of its assets against market and/or exchange-rate fluctuations, the Fund may buy and sell put and call options on securities indices having standardized contracts that are traded on national securities exchanges, commodity exchanges or the NASDAQ. An option on a securities index is a contract that entitles the purchaser of an option to receive, for the paid premium, a payment from the seller of an option that equals the difference between the closing level of the index and the exercise price of the option. The Fund may only purchase options provided the total of premiums paid does not exceed 5% of its total assets.

STOCK INDEX FUTURES CONTRACTS

Changes in interest rates, stock prices or the value of non-US currencies can affect the value of the investments of the Fund. Although the Fund, to limit the influence of these factors, can invest 20% of its total assets in stock index futures contracts that are traded on a recognized stock or commercial exchange, it currently has no intention of making such transactions. However, the Fund may make such transactions without informing the unit holders beforehand.

A stock index futures contract is a contract to buy or sell units of a stock index on a specified future date at a price stipulated when the contract is signed. The value of a unit corresponds to the current value of the stock index.

LOANS OF INVESTMENT SECURITIES

To generate additional income, the Fund may lend its investment securities to qualified banks and securities dealers. Such loans may not exceed one-third of the total assets of the Fund at the time of the most recent securities loan. For each loan, collateral must be provided, whose value equals 102% of the current market value of the securities to be lent (for loan securities of US issuers) or 105% (for loan securities issued outside the US).

SWAP AGREEMENTS

The Fund may enter into SWAP agreements with the goal of achieving for the Fund a certain desired income at low cost, even if it has directly invested in a security that returns the desired yield. SWAP agreements are contracts between two parties that are mainly entered into by institutional investors for periods of between a few weeks and up to a year or more. Typically, two parties agree to exchange yields (or the difference between the yields) generated or realized by certain previously stipulated investments or instruments. The Fund will not enter into any SWAP agreement with an individual party if the amount that will be owed or stipulated in the contracts existing with this party would exceed 5% of Fund assets.

The investment manager will ensure that the Fund only enters into SWAP agreements with contracting parties that are considered repurchase-agreement contracting parties pursuant to the repurchase-agreement guidelines of the Fund.

INVESTMENT PRINCIPLES AND RESTRICTIONS

Basically, the investment principles and restrictions only apply when the Fund makes an investment. In most cases, the Fund is not obligated to sell a security because circumstances have changed and the security no longer fits the Fund's investment principles or meets the Fund's restrictions.

If the percentage cap or limit is observed at the time of the investment in question, any later increase or decrease in the percentage does not indicate a violation of the previous restriction or limit if this is the result of a change in value or a change in the liquidity of the Fund's assets.

In the case of a bankruptcy or other extraordinary circumstances that affect a specific security held by the Fund, the Fund may acquire stock, property or other assets that the Fund could not, or would not, have wished to acquire. In such an event, in the interest of the investors, the Fund will sell the asset as quickly as possible.

The Fund has imposed certain investment restrictions as fundamental principles. The effect of this is that these restrictions can only be changed with the approval of: (1) more than 50% of the units of the Fund currently in circulation; or (2) 67% or more of Fund units, the holders of which are present at a general meeting of unit holders, at which more than 50% of the issued units are personally present or are represented by a proxy, whichever number is lower.

The Fund has also imposed additional investment restrictions that do not represent fundamental principles. Management can change these investment restrictions without unit holder approval.

FUNDAMENTAL INVESTMENT PRINCIPLES AND RESTRICTIONS The investment goal of the Fund is long-term capital appreciation.

The Fund is prohibited from:

1. investing in real estate or liens on real estate (the Fund may, however, invest in marketable securities that were secured by real estate or shares in real estate, or were issued by real estate companies that invest in real estate or real estate companies); making investments (with the exception of bonds or "equity stock interests") in exploratory or preliminary schemes to develop oil, gas or other mineral resources; buying or selling commodity futures contracts, with the exception of stock index futures contracts.

2. investing in securities of other domestic or foreign investment companies or investment funds, or other investment companies that, regardless of their legal form, invest according to the principle of risk diversification, except in connection with a merger or amalgamation plan in which essentially all the assets will be acquired by the other investment company, and with the further exception that up to 5% of the total assets of the Fund may be invested in securities of another investment company, provided this investment company offers an unlimited number of its units to the public and unit holders are guaranteed redemption of their units.

3. acting as an investment (issuing) bank, except to the extent the Fund can be considered an issuer in connection with the sale of its own securities or the sale of its own units.

4. issuing securities endowed with special preferential rights; buying on margin or making short sales; executing, buying or selling put premiums, call premiums, straddle or put and call options (the Fund may, however, make premium payments in connection with stock index futures contracts and options on securities indices, as well as buy and sell them).

5. making loans to other persons, except: a) through loans of portfolio securities; b) through the sale of debt securities and bonds and/or through direct investment in corporate bonds that conform to the investment principles of the Fund; and c) to the extent that entering into repurchase agreements can be seen as issuing credit. The Fund may also issue make loans to affiliated investment companies, to the extent that entering into repurchase agreements can be seen as making a loan. In addition, the Fund may make loans to affiliated investment companies, provided it is permissible according to the Investment Company Act of 1940 or according to the exceptions recognized by the Securities and Exchange Commission.

6. borrowing, except for taking out loans at banks or affiliated investment companies, to the extent permissible according to the Investment Company Act of 1940 or according to the exceptions recognized by the Securities and Exchange Commission, provided, however, it is only a temporary measure and the amount of the loan does not exceed 10% of the total assets (including the amount borrowed) of the Fund and only if the custodian bank approves the terms of the loan.

7. pledging, lending, mortgaging or otherwise encumbering the assets of the Fund, except for providing security for liabilities in the manner permitted by the Fund's own principles.

8. investing more than 25% of total Fund assets in securities from issuers of a single industrial sector (except for securities issued or guaranteed by the US government, its agencies or offices, or securities or other investment companies).

9. investing in "letter stocks" (stocks that may only be issued under a "special letter" from the Securities and Exchange Commission) or in securities for which sales are restricted according to the terms of a takeover agreement.

NON-FUNDAMENTAL INVESTMENT PRINCIPLES

Although the Fund primarily invests in common stocks, it may also invest in preferred stock and some debt securities, rated or unrated, such as convertible bonds and bonds sold at a discount.

The investment company may make unlimited investments in US and non-US securities. It may invest up to 100% of its total assets in developing countries, including up to 5% of its total assets in Russian securities. It may invest up to 5% of its total assets in securities of individual companies or foreign countries, with the exception, however, of US government securities, in which any amount may be invested.

The investment company may invest in any industrial sector, but will not concentrate its investments in a single industrial sector (i.e., invest more than 25% of its total assets there).

The Fund may also be subject to additional investment restrictions imposed by countries other than the US in which its units are sold.

In addition, the Fund is prohibited from:

1. purchasing or owning securities of a company in which members of the Administrative Board or executives of the Fund or of its investment manager individually hold more than 0.5%, or jointly hold more than 5%, of the securities of the said company.

2. purchasing more than 10% of one class of securities of a company, including more than 10% of its voting shares currently in circulation, or investing in a company for the purpose of exercising rights of control or with the intention of controlling or managing it.

3. investing more than 5% of its total assets in securities of issuers who have attended to their businesses for less than three years in a row.

4. investing more than 5% of its total assets in subscription rights, regardless of whether these are listed on the New York Stock Exchange ("NYSE") or the American Stock Exchange. Subscription rights not listed on these exchanges may total no more than 2% of its total assets. However, subscription rights that are purchased in so-called "units" or are part of the underlying security do not fall under this restriction. This restriction also does not apply to stock index options.

5. investing more than 15% of its total assets in securities of foreign issuers that are not listed on an officially recognized securities exchange in the United States or elsewhere; this restriction also includes the 10% of total assets (including subscription rights) that may be invested in securities with a limited market. The Fund's portfolio of securities may contain the latter securities to a point where the ability to sell these securities at any time is impaired; the Fund would then possibly be unable to sell its holdings in such securities at the current daily price.

None of the provisions contained under the headings "Investment policies" and "Investment restrictions" (except for fundamental investment restriction 8. and non-fundamental investment restriction 5.) prevent the Fund from purchasing securities based on subscription rights that the Fund obtains from issuers of securities that are in its portfolio at that time (provided such a purchase is not inconsistent with the Fund's status as a diversified investment company pursuant to the 1940 Act).

RISKS

GENERAL RISKS

Unit holders should remember that all investments involve risks and that no guarantee can be given that the investment goals of the Fund will be reached. The Fund will strive to reduce investment risks by diversifying its investments, but the possibility of loss of capital remains. As the value and the income from any investment in securities may rise or fall, depending on a host of factors, the value of the units will thus change as well. In this way, unit holders participate in the fluctuations in value of the securities that belong to the Fund's assets.

Finally, in the past the exchange rate of the US dollar to the euro has been subject to large fluctuations. This can significantly affect investment results. The Fund should not be thought of as a balanced investment program for all of an investor's assets.

RISKS OF INVESTING IN SECURITIES

Securities of governments and companies domiciled outside the US may involve risks that increase the Fund's risk of loss. Fluctuations of securities markets in countries in which the Fund is invested may affect the value of Fund investments that were made in those countries. These fluctuations may also affect the unit price and the Fund's performance.

The political, economic and social structures of some countries in which the Fund is invested may be considerably less stable and more prone to disruption than is the United States of America. Investing in such countries may involve risks such as internal and external conflicts, currency devaluation, restrictions on foreign ownership and tax increases. A government may nationalize the assets or operations of a company or impose exchange or export restrictions for currencies or other assets. Numerous countries have legal systems that may make it difficult for the Fund to exercise voting rights and other unit holder rights or to lodge an appeal with regard to its foreign investments.

Brokers' commissions and other fees are generally higher for foreign securities. Government supervision and regulation of foreign stock markets, currency markets, trading systems and securities dealers may be weaker than in the United States of America. The procedures and laws regarding foreign transactions and securities accounts (for the custody of Fund assets) may results in delays in the payment, delivery or collection of funds or assets.

For certain foreign securities, the liquidity may be lower (harder to sell) and the volatility higher than for many US securities. This means that occasionally the Fund may be unable to sell foreign securities at the regular market price.

The risks of investing in less-developed countries, so-called threshold and developing nations, are typically higher. For example, the political and economic structures in these countries are less established, and may change rapidly. There is increased danger of inflation, deflation or currency devaluation in these countries, which may negatively affect the economy and the securities markets there and lead to increased volatility. Short-term volatility with declines of more than 50% are not unusual.

MARKET, CURRENCY AND INTEREST-RATE RISKS

General market developments in each country in which the Fund has invested may affect the value of the securities the Fund holds in that country, and may also affect the value of Fund units. Many Fund assets are denominated in currencies other than the US dollar, so that changes in the exchange rate of these currencies to the US dollar affect the value of Fund assets and thus the price of Fund units as well. Devaluation of a currency by a government or banking authority also has significant effects on the value of securities denominated in this currency. Currency markets are generally less regulated than stock markets.

To the extent the Fund holds debt securities, interest-rate changes in countries in which the Fund has invested affect the value of Fund assets and thus the price of Fund units. An increase in interest rates, which often occurs in times of inflation or a growing economy, will likely reduce the nominal value of the debt securities, which negatively affects the value of Fund units. It must also be remembered that individual and global stock markets, interest rates and exchange rates have in the past been subject at times to dramatic fluctuations. These fluctuations will likely also occur in the future, at unforeseen times.

CREDIT, ISSUER AND LIQUIDITY RISK

Fund investments in debt securities are subject to credit risks. This is the risk that the issuer of a debt security may be unable to make interest payments and/or repay the capital on time, thus leading to default on payment of the debt security.

The Fund may invest up to 10% of its total assets in non-performing debt securities. Purchasing non-performing debt securities results in substantial additional risks, such as the possible loss of the entire investment, should the issuer be unable to restructure or reorganize the interest payment and/or repayment of the capital.

The Fund may invest up to 10% of its total assets in securities with a limited trading market. This limited market may be the result of political or economic conditions. Reduced liquidity has negative effects on market prices and the ability of the Fund to sell securities in order to maintain Fund liquidity. Reduced liquidity for secondary-market securities makes it difficult for the Fund to evaluate its portfolio based on a market-price valuation that is based on current trading.

RISKS OF INVESTING IN NON-US CORPORATE AND GOVERNMENT SECURITIES

The Fund has the right to purchase securities in any developed or developing country, to the extent they are listed on a stock exchange, as well as a limited right to purchase unlisted securities. In addition to the risks typically associated with investing within the US, investors should carefully consider the substantial risks associated with investing in non-US corporate and government securities.

In many countries, the public has less access to information about issuers than is the case with companies in the United States. Uniform reporting, auditing and accounting rules generally do not apply to non-US companies, and the auditing practices and conditions are not always comparable to those that apply to companies in the United States. The securities markets of many countries in which the Fund may invest may be smaller and less liquid, and be subject to greater price fluctuation, than those in the United States.

Foreign securities markets, trading systems, securities dealers and companies are basically subject to less government supervision and regulation than in the US. The Fund may therefore have greater difficulty in exercising voting rights and other unit holder rights. In addition, lodging appeals and obtaining judicial decisions from non-US courts with regard to non-US investments may be more difficult than is the case with courts in the United States.

Investing in unlisted non-US securities may negatively affect liquidity. With regard to the investment restriction that no more than 10% of Fund assets may be invested in securities for which only a limited market exists, the Fund's Administrative Board (or the Fund manager under the supervision of the Administrative Board) will continually monitor the level of Fund positions (and expected positions).

Commission rates, which outside the US are sometimes fixed, as opposed to the United States, where they are negotiated, will likely be higher. In many countries, there is less government supervision and regulation of business and industry practices, stock markets, dealers and registered companies than in the United States.

Investing in companies domiciled in developing countries is subject to potentially higher risks than in developed countries. These risks include: (1) less social, political and economic stability; (2) the currently small size of the markets for such securities and the currently low or non-existent trading volumes that result in a lack of liquidity and greater price fluctuation; (3) a national policy limiting the ability of the Fund to invest, including restrictions on investments in issuers or industries considered important for the national interest; (4) taxation; (5) the absence of developed legal structures for private or foreign investment or legal remedies in case of damage to private property; (6) the total lack, until recently, of a capital-market structure or market-oriented economy in certain eastern European countries; and
(7) the possibility that recent positive economic growth in eastern Europe will be slowed or even reversed by unexpected political or societal events in these countries.

In addition, numerous countries in which the Fund may invest have for many years had high (in some periods extremely high) rates of inflation. Inflation and/or rapid swings in inflation rates have negative effects on the national economies and securities markets of certain countries, and these effects may continue. In addition, the national economies of some developing nations differ from the US economy, either positively or negatively, in certain aspects, such as the growth in gross domestic product, the rate of inflation, a drop in the value of the currency, reinvestment of capital, self-sufficiency in terms of [natural] resources and balance of payments.

Investing in developing and/or threshold nations involves the risk of nationalization, expropriation or confiscatory taxation. In cases of expropriation, the Fund may lose a substantial portion of the investments it has made in the country in question. Furthermore, in eastern European countries there are no accounting standards. Finally, it must be said that even if certain eastern European currencies were converted to US dollars, the exchange rates would not reflect the actual market value and might be unfavorable for unit holders of the Fund.

Many developing countries require investment by foreigners to be approved by the government, or limit the amount foreigners may invest in certain companies, or limit investment by foreigners to particular classes of corporate securities that are subject to less favorable conditions compared to classes of securities available to nationals. Exchange controls may limit the ability of foreign investors to repatriate profits. In addition, accounting rules in developing countries differ from US accounting rules.

Governments of some developing countries may require that a governmental agency or a quasi-governmental agency act as the custodian (custodian bank) of the Fund assets invested of the country in question. If such governmental agencies or quasi-governmental agencies do not meet the requirements of the Investment Company Act of 1940 concerning a foreign custodian for Fund funds and securities, investing in such countries may be limited or it may be necessary to manage the investments through intermediaries. Government confiscations may increase the risk of loss in such countries.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and requires special considerations normally not associated with investing in US stock markets. These investments must be considered highly speculative. These risks include: (a) delays in settling portfolio transactions and the risk of loss due to the Russian system of registering and maintaining custody of units; (b) the risk that, under certain circumstances, it may be impossible or more difficult than in other countries to obtain and/or enforce a court judgment; (c) the corruption and crime that permeates the Russian economic system; (d) sharp fluctuations in interest rates and the lack of rate-hedging instruments; (e) higher rates of inflation (including the risk of social unrest in periods of hyperinflation); (f) limits on foreign investment and local practices that penalize foreign investors; limits with regard to the repatriation of invested capital, profits and dividends, and to the ability of the Fund to exchange local currencies for US dollars; (g) the risk that the Russian government, or other agencies of the executive or the legislature will decide to no longer support the program of economic reform that was begun after the breakup of the Soviet Union and, instead, to adopt radically different political and/or economic policies to the detriment of investors, including policies that are not market-oriented, or that favor certain economic sectors at the expense of other sectors, or at the expense of investors, or a return to the planned economy that existed before the breakup of the Soviet Union; (h) the risk of investing in securities that are substantially illiquid and/or in issuers that have a substantially lower market capitalization than securities and issuers in developed markets; (i) the difficulty in obtaining accurate market values for many Russian securities, which is due, in part, to the limited amount of information available to the public; (j) the financial situation of Russian companies, including high debt among companies, which may cause a national payment crisis; (k) the dependence on exports, and the related importance of international trade; (l) the risk that the Russian tax system will not be reformed, so that irregular, retroactive and/or extremely high taxes will be instituted; and (m) possible difficulties in identifying the purchasers of securities belonging to the Fund portfolio because of the underdeveloped nature of the securities markets; (n) the possibility that planned laws will limit the extent of foreign investment, thus limiting the ability to invest in Russia; (o) the risk that planned laws will grant Russian courts exclusive jurisdiction with regard to certain disputes between investors and the Russian government, so that such disputes cannot be litigated before an internationally recognized court of arbitration of a non-EU member state; (p) the difficulty in obtaining information about the financial situation of Russian issuers with regard to the publication requirements and accounting standards for Russian companies.

There is little historical data concerning the Russian securities markets, as they are relatively new and many securities transactions are privately handled outside stock markets. Because the securities markets were recently established and because of the underdeveloped state of the banking and telecommunications systems, the processing, settlement and registration of securities transactions involves substantial risks. Share ownership (with the exception of shares held in custody by custodian banks that meet the requirements of the 1940 Act) is evident from entries in a company's share ledger, and normally is substantiated by excerpts from the share ledger or by formal stock certificates. However, there is no central registration system for shareholders; these services are provided by the companies themselves or by registration offices scattered across Russia. These registration offices are not necessarily subject to effective governmental supervision, and it is possible that the Fund's registration will be lost because of fraud, negligence or mere accident. The Fund, either by itself or through a custodian bank or other representative, will endeavor to search the share ledger, or will request excerpts from the share ledger, to make sure that its investments have been properly registered. However, such excerpts are not enforceable in a court of law, and it is possible that subsequent illegal changes or other fraudulent acts will deprive the Fund of its ownership rights or dilute its interests. Add to this the fact that, although current Russian law makes registration offices liable for losses that are their fault, it may, however, be difficult for the Fund to enforce its rights against the registration office or the issuers of securities if the share registration is lost. Although a business enterprise in Russia having more than 500 shareholders is legally required to transfer the management of its share ledger to an independent corporation that meets certain criteria, in practice this rule is not always strictly obeyed. Because of this lack of independence, the management of a company is able to exert substantial influence with regard to who can buy and sell shares in the company by illegally ordering the registration office to refuse to enter transactions into the share ledger. This practice may prevent the Fund from investing in the securities of certain Russian companies that the investment management company considers suitable. Furthermore, this may delay the sale of securities of Russian companies by the Fund if a potential purchaser is seen as undesirable, which potentially could cause the Fund to lose money on the investment.

ILLIQUID SECURITIES. An illiquid security is basically a security that cannot be sold in the course of normal business transactions within seven days at a price that roughly corresponds to the Fund's valuation of the security. The Fund does not consider securities that it purchases outside the United States of America, and those publicly traded in the United States or in foreign securities markets, illiquid securities if: (a) the Fund may reasonably assume that the securities can be quickly sold for cash in the United States or in foreign securities markets, or (b) price quotes can be obtained quickly. The Fund will not purchase securities of foreign issuers if at the time of purchase there are reasons to believe that the sale of the securities on a public securities market could cause problems. The risk to the Fund of investing in illiquid securities exists in the fact that these securities may be difficult to sell if the Fund wishes to sell securities to react to negative market developments or to make cash available for buybacks or other investment purposes. Illiquid trading conditions also make it difficult for the Fund to estimate the market value of a security.

INVESTMENT TRANSACTIONS AND RELATED RISKS

In attempting to reach its investment goal, the Fund may make investments in various types of securities and carry out various types of transactions. The following describes these securities and transactions, and the related risks. The Fund manager is not required to invest in one or any of these securities or to carry out one or all of these transactions.

Debt securities represent the obligation of the issuer to pay back a loan. Typically, a debt security has a stipulated payment plan that obligates the issuer to make payments of interest and repayments of principal to the lender over a certain period of time. A company usually fulfills its payment obligations in connection with the issued debt securities first, before it determines and pays out dividends to its shareholders. Bonds, promissory notes, debentures and commercial paper vary in the length of the payment plan; bonds have the longest repayment plan and commercial paper the shortest.

The market value of a debt security generally fluctuates according to changes in interest rates and the financial situation of individual issuers. In times of falling interest rates, the value of debt securities generally rises. On the other hand, in times of rising interest rates, the value of debt securities generally falls. These changes in market value are reflected in the net asset value of the Fund.

Independent rating agencies rate debt securities based on their estimate of the economic potential of the issuer. In general, the lower the rating, the higher the investment risk.

The investment company may purchase debt securities that have been rated CAA or higher by Moody's Investors Services, Inc. ("Moody's") or CCC or higher by the Standard & Poor's Corporation ("S&P"). It may also purchase unrated debt securities of comparable quality.

LOW-RATED DEBT SECURITIES

The Fund may invest up to 35% of its assets in debt securities, including non-investment grade securities.

Although they may offer higher yields than high-rated securities, low-rated or unrated debt securities are generally associated with greater price fluctuation and increased risks for capital and income, including also the possibility that the issuers of these securities will fall behind in payment or go bankrupt. The Fund may also invest up to 10% of its total assets in non-performing debt securities. Purchasing non-performing debt securities involves risks such as the possibility of a total loss of the investment if the issuer does not make interest payments and repayment of principal to the holders.

Bonds rated CAA by Moody's are less creditworthy. Such securities may fall behind in payment, or the portion of the principal or interest not paid back may be larger. Bonds rated CCC by S&P are always considered speculative. These securities possess certain quality and safety features, although the significant uncertainty or higher risks that may arise under unfavorable conditions largely nullify these.

In addition, markets in which low-rated or unrated debt securities are traded are narrower than those in which high-rated securities are traded. The existence of narrow markets for certain securities may limit the ability of the Fund to sell the securities at a reasonable price in order either to fulfill redemption requests or to react to certain economic events, such as a decline in the creditworthiness of the issuer.

Negative publicity and investor perceptions, regardless of whether they are based on thorough analysis, can reduce the value and the liquidity of low-rated debt securities, especially in a market where they are rarely traded. Analyzing the creditworthiness of issuers of low-rated debt securities can be more complex than is the case with issuers of high-rated securities, and the ability of the Fund to reach its investment goal, depending on the extent of investment in low-rated debt securities, may depend more strongly on the analysis of creditworthiness than would be the case if the Fund were invested in high-rated securities.

Low-rated debt securities may be more sensitive to actual or presumed economic and competitive conditions than is the case with top-quality investment securities. It has been shown that the prices of low-rated debt securities are less sensitive to interest-rate fluctuations than are high-rated investment securities, but are more sensitive to an economic downturn or events at individual companies. If an economic downturn or a period or rising interest rates is expected, this may lead to a collapse in the prices of low-rated debt securities, because the advent of a recession reduces the ability of companies with a high share of debt to pay interest or repay principal on their debt securities. If the issuer of low-rated debt securities falls behind in payment, the Fund may incur additional costs if it wishes to get its money back.

The Fund may define and report as profit interest on high-coupon bonds that are structured as zero-coupon bonds or "pay-in-kind" securities even if it only receives cash payments on the due date or payment date. In order to quality for the more favorable tax treatment that tax-advantaged investment companies enjoy, the Fund must essentially distribute all its profits to its unit holders (see "Additional information on dividends and taxes"). For example, the Fund may be forced to sell its portfolio securities under unfavorable conditions in order to obtain cash to meet the distribution requirement.

REPURCHASE AGREEMENTS

Repurchase agreements are contracts in which the buyer of a security agrees at the same time to sell the security back to the seller at a contractually stipulated price on a contractually stipulated date. In a repurchase agreement, the seller agrees to set the price of the securities included in the repurchase agreement no lower than the permitted repurchase price. Templeton Global Advisers Limited will monitor the price of these securities daily to determine whether their value corresponds to the repurchase price or exceeds it. Repurchase agreements may be associated with risks if the Bank or the securities dealer falls behind in payment or become insolvent. In trying to sell the underlying securities, the Fund might have to accept delays or restrictions. The Fund will only enter into repurchase agreements with parties fulfilling creditworthiness criteria, such as banks or securities dealers, for which, according to the determination of Templeton Global Advisers Limited, no serious risk of bankruptcy exists within the term of the repurchase agreement.

LOANS OF INVESTMENT SECURITIES

The Fund may lend to banks and securities dealers investment securities it holds with a total market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of a combination of cash, US government securities or irrevocable letters of credit), and in an amount that (based on a daily revaluation) corresponds to 102% or 105% of the current market value of the lent securities. The Fund receives all or part of the interest that accrues from investing the cash serving as collateral, or receives a fee from the borrower. The Fund also receives dividends paid on the lent securities. The Fund can terminate the loans at any time and demand return of the lent securities within the settlement period for the securities in question. In cases where the voting rights associated with the securities will be transferred as part of the loan of securities, the investment management company intends to demand voting proxies for the lent securities, or to use other established and legally enforceable means to obtain voting rights if the investment management company becomes aware that, in its opinion, a material event is affecting the securities or it believes that it is necessary to vote. As with other lending, however, there is the risk of a delay in payment, or even loss of claims on the collateral in case of non-fulfillment or insolvency of the borrower. The Fund will only lend its securities to parties that meet the standards for creditworthiness established by the Board of Directors, such as banks or securities dealers for which the investment management company has determined that no serious risk of bankruptcy exists within the term of the planned loan.

STRUCTURED INVESTMENTS

Currently, the Fund has no structured investments, but among the issuers of debt securities in which the Fund may invest are companies that were formed and operate with the sole purpose of structuring the investment properties of various securities. These companies are normally formed by investment banking firms that receive fees in connection with forming such companies and placing their securities. This type of restructuring includes placing certain debt securities with a company, such as a corporation or trust company, or purchasing them through the company, and through this company issuing one or more classes of securities ("structured investments") that are covered by the underlying debt securities or represent investments in them. The cash flow from the underlying debt securities can be allocated to the newly issued, structured investments to form securities with different investment properties, such as varying terms, payment priorities or rates of interest. The extent of the payments made on structured investments depends on the extent of the cash flow from the underlying debt securities. Because structured investments of the type in which the Fund is contemplating investing normally have a lower credit rating, their credit risk generally corresponds to that of the underlying debt securities.

The Fund may invest in a class of structured investments whose claim for payment either is or is not subordinated to that of another class. Subordinated structured investments normally return higher yields and contain greater risks than non-subordinated structured investments. Although a purchase of subordinated structured investments by the Fund would have similar economic effects as would taking out a loan on the underlying debt securities, such a purchase is not considered taking out a loan in terms of the restrictions that exist with regard to the amount of Fund assets that may be used to take out loans.

STOCK INDEX FUTURES CONTRACTS

The investment policy of the Fund also permits it to buy and sell stock index futures contracts on stock indices that are traded on a recognized securities or commodity exchange that total up to 20% of the total assets of the Fund on the date the contracts are signed, but not more. The successful use of stock index futures contracts depends on the ability of Templeton Global Advisers Limited to correctly predict stock market developments. No guarantee can be given that they will always be correct in their assessment in that regard.

A stock index futures contract is a contract concerning the purchase or sale of units of a stock index on a specific future date and at a price agreed upon when the contract is signed. The value of a unit is the current value of the stock index. For example, the Standard & Poor's 500 Stock Index (the "S&P 500 Index") comprises 500 selected common stocks, the majority of which are listed on the New York Stock Exchange. The S&P 500 Index is weighed according to the current value of these 500 stocks contained in the index, and the index fluctuates along with the changes in the daily prices of these stocks. In the case of the S&P 500 Index, the contracts are denominated in 500 units. Therefore, if the value of the S&P 500 Index is USD 150, the value of a contract is USD 75,000 (500 units x USD 150). The stock index futures contract stipulates that no actual delivery of the stocks contained in the index take place. Rather, a settlement in cash is made when the contract expires. The difference between the contract price and the actual level of the stock index at the time the contract expires is settled. For example, if the Fund signs a futures contract to purchase 500 units of the S&P 500 Index on a specific future date at a contract price of USD 150 and the S&P 500 Index stands at USD 154 on that future date, the Fund will earn a profit of USD 2,000 (500 units x USD 4 profit). If the Fund signs a futures contract to sell 500 units of the stock index at a specific future date at a contract price of USD 150 and the S&P 500 Index stands at USD 154 on that future date, the Fund will lose USD 2,000 (500 units x USD 4 loss).

During or in expectation of a period of price increases, the Fund may sign a "long hedge" (forward purchase covering transaction), for stocks that it may add to its portfolio, by purchasing a stock index futures contract to reduce the effective price at which it will acquire these stocks. If the value of the securities that the Fund is contemplating buying rises in correlation with the stock index on which the contract is based, purchasing futures contracts on the index in question would lead to profits for the Fund that compensate for the increased price of the common stock.

During or in expectation of a period of price declines, or if such a period is expected, the Fund may protect (hedge) the common stocks in its portfolio by a covering transaction selling stock index futures contracts to limit the danger posed to its portfolio securities by falling prices. If the value of the securities in the Fund's portfolio falls in correlation with a specific stock index, selling futures contracts on the index in question may substantially reduce the risk to the portfolio that the price decline contributes, and thus offers an alternative to liquidating securities of the portfolio, and the related settlement costs.

The parties to a stock index futures contract must make an initial margin payment to secure the fulfillment of the contract. This initial payment is currently between 1.5% and 5% of the contract sum. The stock markets on which the futures contracts are traded determine the rules regarding the initial margin payment. The rules also specify the amounts of subsequent margin payments if the value of the futures contracts fluctuates.

If the Fund purchases a stock index futures contract, a cash sum, US government securities or other highly liquid debt securities that correspond to the market value of the contract must be deposited in a special account at the Fund's custodian bank. For the sale of a stock index futures contract, the Fund maintains at its custodian bank cash or cash equivalents that, together with the sums that were deposited as the initial margin payment with a futures commission broker or dealer, correspond to the market value of the contract's underlying securities. Alternatively, the Fund may "cover" its position by holding a position whose volatility basically corresponds to that of the index. This enables the Fund to purchase the same futures contract at a price that is the same or lower than the price agreed to by the Fund (or at a higher price if the difference is held in the form of cash or cash equivalents at the Fund's custodian bank).

STOCK INDEX OPTIONS

Although the Fund may buy and sell put and call stock index options that have standardized contracts and are traded on national securities exchanges, commodity exchanges or similar institutions or listed on the NASDAQ (National Association of Securities Dealers Automated Quotations System), in order to generate additional income and/or to protect its portfolio against market or exchange-rate fluctuations, it currently has no plans to enter into such agreements. A stock index option is a contract that gives the buyer of the option the right in return for the paid premium to receive a payment from the seller of the option that equals the difference, expressed in USD and multiplied by a specific multiplier for the index option, between the closing level of the index and the strike price of the option. An index is designed so that it reflects certain facets of a specific financial or securities market, a specific group of financial or investment securities or certain indicators.

The Fund may only purchase call and put options if they are "covered." A call option on an index is covered if the Fund holds at its custodian bank cash or cash equivalents equal to the value of the contract. A call option is also covered if the Fund holds a call option on the same index as the call option sold, and the strike price of the call option held (i) equals or is less than the strike price of the call option sold, or (ii) is higher than the strike price of the call option sold, provided that the Fund holds the difference in cash or cash equivalents in a special bank account at its custodian bank. A put option on an index is covered if the Fund holds cash or cash equivalents in the amount of the strike price in a special account at its custodian bank. A put option is also covered if the Fund holds a put option on the same index as the put option sold, and the strike price of the put option held (i) equals or is less than the strike price of the put option sold, or (ii) is higher than the strike price of the put option sold, provided that the Fund holds the difference in cash or cash equivalents in a special bank account at its custodian bank.

If an option sold by the Fund expires, the Fund realizes a profit in the amount of the premium it received when the option was sold. However, if the Fund does not exercise an option that it has purchased, the Fund realizes a loss in the amount of the premium it paid.

An option may be closed out prior to its exercise or its expiration by the offsetting purchase or sale of an option of the same series (type, exchange, index, strike price and expiration date). However, there is no guarantee that an offsetting purchase or sale transaction can be settled, if this is what the Fund desires.

Derivative securities are those whose value depends on the trend of one or more securities or investments or indices, in contrast to commonplace stocks, whose value depends on the business activities of the issuer. Stock index futures contracts and stock index options are derivative investments. The success of these transactions, to the extent the Fund makes any, will depend on the ability of the management company to predict market trends.

Stock index futures contracts involve risks, such as the capacity of the Fund to reduce or eliminate its forward positions. This depends on the liquidity of the secondary market for such forward transactions. The Fund plans to buy or sell futures contracts only on exchanges for which there is an active secondary market, though it cannot be guaranteed that a liquid secondary market will exist for a specific contract or on a specific date. Thus use of stock index futures contracts for covering transactions (hedging) may increase the risk that, on the one hand, the changes in the price of the stock index futures contracts and, on the other hand, the changes in the price of the securities received in the covering transaction or the underlying stock index will not exactly match. Successfully using stock index futures contracts for hedging purposes also depends on the ability of the investment manager to correctly predict the direction the market will move in, and there is no guarantee it can do so.

Stock index options also include various risks. For example, substantial differences exist between stock exchanges and options markets. This results in an incomplete correlation between these markets and, as a consequence, a certain transaction may not reach its goal. It takes great ability and judgment to decide when and how options should be used, and even a well thought-out transaction may, to a certain extent, end in failure due to the behavior of the market or unexpected events. There is no guarantee that a liquid market will exist when the Fund wants to close out an option position. If the Fund is unable to close out a stock index option it has purchased, in order to obtain a profit it must exercise the option, because otherwise the option will expire. If trading of an option purchased by the Fund is suspended, it will be unable to close out the option. If restrictions are introduced with regard to exercising options, the Fund will find itself unable to exercise an option it has purchased. If a call option on an index purchased by the Fund is not covered by an option on the same index purchased by the Fund, price movements in the index may result in a loss for the Fund. However, such losses may be mitigated by changes in the value of Fund securities that occur while the option was open.

GENERAL INFORMATION

INQUIRIES Please send inquiries to:

Franklin Templeton Investment Services GmbH
PO Box 11 18 03, 60053 Frankfurt a. M.
Mainzer Landstra(beta)e 16, 60325 Frankfurt a. M.
Tel.: 08 00/0 73 80 02 (toll-free from Germany)
      08 00/29 59 11 (toll-free from Austria)
Fax:  0 69/2 72 23-120

INVESTMENT MANAGEMENT COMPANY

The Fund's investment management company is:

Templeton Global Advisors Limited
Lyford Cay
PO Box N-7776
Nassau, Bahamas

The investment management company, a stock corporation that as of September 30, 2002 had share capital of USD 463,673,628, is an indirect, wholly owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly listed company that, through its subsidiaries, is active in the financial services industry. Charles B. Johnson and Rupert H. Johnson, Jr. are Resources' principal unit holders.

Templeton Global Advisors Limited manages the Fund's assets and makes investment decisions. Its activities are reviewed and monitored by the Board of Directors. To protect the Fund, the investment management company, along with its executives, the members of the Board of Directors and its employees, are covered by commercial fidelity insurance. The investment management company also provides a similar service to another fund. Templeton Global Advisors Limited and its affiliated companies have more than USD 251 billion under management. The Templeton Organization has been investing capital since 1940. The investment management company and its affiliated companies have branch offices in Argentina, Australia, the Bahamas, Belgium, Bermuda, Brazil, Canada, China, Cyprus, France, Germany, Great Britain, Hong Kong, Hungary, India, Ireland, Italy, Japan, Korea, Luxembourg, Mauritius, the Netherlands, Poland, Russia, Scotland, Singapore, South Africa, Spain, Sweden, Taiwan, Turkey, the United States, Venezuela and Vietnam.

Templeton's analysts use a disciplined, long-term approach to worldwide, value-oriented investment of capital. The selection of securities for the Fund to hold is based on fundamental analysis of individual companies. Different selection methods are used for different customers and types of assets. Many of these methods have been changed and improved by selection methods that have been further refined by the investment management company.

Murdo Murchison has been the Fund's Chief Portfolio Manager since January 2001. Mr. Murchison has been an employee of Franklin Templeton Investments since 1993. Likewise, as Executive Vice President of Templeton Global Advisors Limited, Jeffrey A. Everett has performed important investment-management tasks since January 2001. He has been with Franklin Templeton Investments since 1989.

Dale A. Winner has been Portfolio Manager of Global Advisors since January 2001. He has been with Franklin Templeton Investments since 1995.

INVESTMENT MANAGEMENT AGREEMENT

The investment management agreement provides that the investment management company is only liable to the Fund or the Fund's unit holders for losses if there have been deliberate culpable acts, bad faith or gross negligence on the part of the investment management company or gross neglect of its obligations arising from the investment management agreement. In the event of its assignment, the investment management agreement shall automatically end; it can be terminated by the Fund at any time without payment of a contractual penalty when 60 days notice is given if the majority of the members of the Fund's Board of Directors then in office, or the majority of the Fund units in circulation (as defined by the Investment Companies Act of 1940), approve.

CONSULTING FEE

As compensation for its services, the Fund shall pay to the investment management company a monthly fee that, on an annual basis, corresponds to 0.75% of the first USD 200,000,000 of its average daily net assets; the fee shall be reduced to 0.675% of net assets exceeding USD 200,000,000 and to 0.60% of net assets exceeding USD 1,300,000,000.

DESCRIPTION OF THE UNITS/ UNIT CERTIFICATES

Units of each class are proportionately represented in the assets of the Fund; they have the same voting rights and other rights and privileges as the units of every other class with regard to issues affecting the Fund as a whole. For specialized topics that affect one class exclusively, only the unit holders of the affected class may vote. Each class shall vote separately on issues (1) that affect their class exclusively, (2) that must be voted on separately pursuant to German Federal law, or (3) that must be voted on separately pursuant to the 1940 Act.

The Fund has a non-cumulative voting right. This means that the holders of more than 50% of the units entitled to vote are able to elect all the members of the Board of Directors. In the event that this occurs, the holders of the other units with voting rights will not be able to appoint any member of the Board of Directors.

The Fund does not usually issue any certificate for units purchased. Unit certificates that represent full units (but not fractional units) are only issued upon the express request of the unit holder; the request must be sent in writing to the transfer agent. No fee is charged for the issuance of a certificate for all or any of the units purchased with a single order. However, please note that replacing lost or destroyed certificates requires signing a declaration, for which the unit holder must generally pay a premium of 2% or more of the value of the certificates to be replaced.

MEETINGS OF UNIT HOLDERS

The Fund is not required to hold annual meetings of unit holders; thus it may dispense with such meetings. The Fund will call extraordinary meetings of unit holders if it is requested to do so by unit holders holding at least 10% of the Fund units in circulation. Furthermore, the Fund agrees to help with communications to the unit holders in connection with calling meetings of unit holders intended to vote on the removal of members of the Board of Directors.

DIVIDENDS

Fund dividends consist of income dividends and distributions of realized gains in prices. In general, the Fund generates income in the form of dividends, interest and other income from its investments. This income, minus the Fund's operating expenses, represents its net income from investments, from which income dividends may be distributed. Therefore, the amount of the dividends distributed per unit varies with each distribution. The Fund may also experience gains or losses in prices in connection with sales or other forms of disposition connected with its investment securities.

Dividends are normally paid in October and (if necessary) in December, and represent all, or essentially all, of the Fund's net income from financial assets, as well as net realized gains in prices. The Fund does not pay "interest," nor does it guarantee a specific return on invested capital.

Before purchasing Fund units, it is important to consider the impact of dividends or realized gains in prices that have been determined but not yet paid. Dividends or realized gains in prices that are distributed after a unit holder has purchased units shortly before the reporting date reduce the net asset value of the units by the amount of the dividend or distribution. In general, all or a portion of such dividends or distributions are taxable, although they are in effect a repayment of principal.

When receiving Fund dividends, you have the following options:

1. Purchasing additional units of Templeton Growth Fund, Inc. You can purchase additional Fund units (without paying issuing costs or additional issuance fees) by reinvesting distributed gains in prices, dividends, or both. In Germany, units of Templeton Global Smaller Companies Fund, Inc. can also be purchased under the same conditions.

2. Receiving distributions by a check in US dollars or in cash. You can receive distributions of gains in prices and dividends in the form of a check in US dollars or in cash from one of the paying agencies, with the exception of Chase Manhattan Bank AG.

To select one of these options, please fill out the attached application form or inform your investment broker which option you have chosen. If no instruction is received from you, we will automatically reinvest any dividends and distributions of gains in prices.

Checks in US dollars will be sent by airmail to the address you have given. Check amounts not cashed by the recipient and returned to the Fund will be reinvested in full or fractional units for the account of the unit holder at the next net asset value after the check is received by the transfer agent. Subsequent dividends will automatically be invested in additional full or fractional units at the net asset value on the day of the ex-dividend markdown.

CUSTODIAN BANK

JPMorgan Chase Bank
Chase Metro Tech Center
Brooklyn, New York 11245, USA

acts as the custodian bank for the assets of the Fund that are held in custody at the headquarters of the custodian bank and at its branch offices and agencies throughout the world. The custodian bank has entered into agreements with non-US sub-custodian banks that the Board of Directors has approved pursuant to Rule 17f-5 of the 1940 Act. In general, the custodian bank, its branch offices and sub-custodian banks do not maintain custody within the US - or frequently also outside the US - of certificates of securities deposited with them. Rather, they maintain book-entry records at US and non-US depositories that, for their part, maintain book-entry records at the transfer agents of the issuers of the securities. The custodian bank does not make any investment decisions.

As of December 31, 2001, the share capital of the custodian bank totaled USD
41.099 billion.

The custodian bank receives for its services the following annual custodial fees:

Canadian and US securities:
0.02%   calculated on amounts up to USD 1 billion
0.0175% on amounts from USD 1 billion to USD 2 billion
0.015%  from USD 2 billion to USD 5 billion
0.0125% on amounts above USD 5 billion

Foreign (non-US) securities:
0.08%  on amounts up to USD 1 billion
0.07%  on amounts above USD 1 billion

Emerging-market securities:
0.03% (Mexico) - 0.05% (other countries)

Cash-management fee: USD 10,000

The custodian bank is also reimbursed for its expenses. These fees are subject to periodic review by the contract parties.

MANAGEMENT COMPANY

Franklin Templeton Services, Inc.
500 East Broward Boulevard
Ft. Lauderdale, FL 33394-3091

is a wholly owned subsidiary of Franklin Resources, Inc. It provides certain management resources and services to the Fund, which include paying executive salaries, organizing and managing the books and records, and preparing tax returns and financial reports, and monitors compliance with regulatory-agency rules. The management company receives for its services an annual fee of 0.15% of the average daily net assets of the Fund up to USD 200 million, 0.135% of the average daily net assets of the Fund between USD 200 million and USD 700 million, 0.10% of the average daily net assets of the Fund between USD 700 million and USD 1.2 billion and 0.075% of the average daily net assets of the Fund above USD 1.2 billion.

Franklin Templeton Services, Inc. is a consolidated subsidiary of Templeton Resources, Inc., which as of September 30, 2001 reported a share capital of USD 3,977,896.


MANAGEMENT

The Board of Directors monitors fund transactions. It also appoints Fund executives, who are responsible for daily operations. The Board of Directors sees that no conflicts arise among the various unit classes. If such a conflict should unexpectedly arise, the Board of Directors would immediately take appropriate steps to resolve the conflict.

The following lists the names, addresses, main positions held during the last five years and other information regarding the members of the Board of Directors and the Fund's most important executives:

HARRIS J. ASHTON (AGE: 69)
191 CLAPBOARD RIDGE ROAD
GREENWICH, CT 06830

MEMBER OF THE BOARD OF DIRECTORS
Member of the Board of Directors of RBC Holdings (USA) Inc. (a bank holding company) and Bar-S Foods (a meatpacking company); Member of the Board of Directors or Trustee, respectively, of 48 investment companies of Franklin Templeton Investments; formerly Chairman of the Board of Directors, President and Chief Executive Officer of General Host Corporation (vocational schools and training centers) (until 1998).

NICHOLAS F. BRADY (AGE: 71)*
16 NORTH WASHINGTON STREET
EASTON, MD 21601

MEMBER OF THE BOARD OF DIRECTORS
Chairman of Templeton Emerging Markets Investment Trust PLC, Templeton Latin America Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Market Investments LDC (investment companies) (from 1994 to present); Member of the Board of Directors of Templeton Capital Advisors Ltd., Templeton Global Strategy Funds, Amerada Hess Corporation (oil and gas exploration and refining), C2, Inc. (operating and investment company) and H. J. Heinz Company (food preparation and related products); Member of the Board of Directors or Trustee, respectively, of 18 investment companies of Templeton Franklin Investments; formerly Secretary of the United States Department of the Treasury (1988-1993), Chairman of the Board of Directors of Dillon, Read & Co. Inc. (an investment bank) (until 1988); Unites States Senator from New Jersey (April 1982-December 1982)

FRANK J. CROTHERS (AGE: 57)
PO BOX 238
LYFORD CAY
NASSAU, BAHAMAS

MEMBER OF THE BOARD OF DIRECTORS
Chairman of Caribbean Electric Utility Services Corporation and Atlantic Equipment & Power Ltd.; Co-chairman of Caribbean Utilities Co., Ltd.; President of Provo Power Corporation; Member of the Board of Directors of various other business and charitable organizations; Member of the Board of Directors or
Trustee,   respectively,  of  14  investment  companies  of  Franklin  Templeton
Investments.

S. JOSEPH FORTUNATO (AGE: 69)
PARK AVENUE AT MORRIS COUNTY
PO BOX 1945
MORRISTOWN, NJ 07962-1945

MEMBER OF THE BOARD OF DIRECTORS
Member of the legal firm of Pitney, Hardin, Kipp & Szuch; Member of the Board of Directors or Trustee, respectively, of 49 investment companies of Franklin Templeton Investments.

ANDREW H. HINES JR. (AGE: 78)
ONE PROGRESS PLAZA,
SUITE 290
ST. PETERSBURG, FL 33701

MEMBER OF THE BOARD OF DIRECTORS
Advisor to the Triangle Consulting Group; Executive-in-Residence of Eckerd College (1991 to present); Member of the Board of Directors or Trustee, respectively, of 19 investment companies of Franklin Templeton Investments; formerly Chairman and Member of the Board of Directors of Precise Power Corp. (1990-1997), Member of the Board of Directors of Checkers Drive-in Restaurant, Inc. (1994-1997), Chairman of the Board of Directors and Chief Executive Officer of Florida Progress Corporation (an energy-sector holding company) (1982-1990) and Member of the Board of Directors of several of its subsidiaries.

EDITH E. HOLIDAY (AGE: 49)
3239 38TH STREET, NW
WASHINGTON, DC 20016

MEMBER OF THE BOARD OF DIRECTORS
Member of the Board of Directors of Amerada Hess Corporation (oil and gas exploration and refining) (1993 to present), Hercules Incorporated (chemicals, fiberglass and plastics) (1993 to present), Beverly Enterprises, Inc. (health care) (1995 to present), H. J. Heinz Company (food) (1994 to present), RTI International Metas, Inc. (production and sale of titanium) (1999 to present), Digest Incorporated (Web hosting) (2001 to present), Canadian National Railway (2001 to present) and Triton Energy (oil and gas) (2001 to present); Board of Directors or Trustee, respectively, of 28 investment companies of Franklin Templeton Investments and formerly Assistant to the President of the United States and a member of the Cabinet (1990-1993); head of the legal department of the Treasury Department (1989-1990) and General Counsel of the Department of the Treasury (1988-1989).

CHARLES B. JOHNSON (AGE: 68)*
ONE FRANKLIN PARKWAY
SAN MATEO, CA 94403-1906

VICE PRESIDENT AND MEMBER OF THE BOARD OF DIRECTORS
Chairman of the Board of Directors, Chief Executive Officer, member of the Office of the Chairman and Member of the Board of Directors of Franklin Resources, Inc.; Vice President of Franklin Templeton Distributors, Inc.; executive and/or salaried employee, Member of the Board of Directors or Trustee, respectively, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 investment companies of Franklin Templeton Investments.

BETTY P. KRAHMER (AGE: 72)
2201 KENTMERE PARKWAY
WILMINGTON, DE 19806

MEMBER OF THE BOARD OF DIRECTORS
Member of the Board of Directors or Trustee of various citizens groups; Member of the Board of Directors or Trustee, respectively, of 18 investment companies of Franklin Templeton Investments; formerly economic analyst for the US government;

GORDON S. MACKLIN (AGE: 73)
8212 BURNING TREE ROAD
BETHESDA, MD 20817

MEMBER OF THE BOARD OF DIRECTORS
Vice Chairman of White Mountains Insurance Group, Ltd. (a holding company); Member of the Board of Directors of Martek Biosciences Corp., WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (Internet services) and Spacelab, Inc. (services for space exploration); Member of the Board of Directors and Trustee, respectively, of 48 investment companies Franklin Templeton Investments; formerly Chairman of the White River Corporation (financial services) (until 1998) and the Hambrecht & Quist Group (an investment bank) (until 1992); President of the National Association of Securities Dealers, Inc. (until 1987).

FRED R. MILLSAPS (AGE: 72)
2665 NE 37TH DRIVE
FORT LAUDERDALE, FL 33308

MEMBER OF THE BOARD OF DIRECTORS
Manager of private client investments (1978 to present); Member of the Board of Directors of several companies and charitable organizations; Member of the Board of Directors or Trustee, respectively, of 19 investment companies of Franklin Templeton Investments; formerly Chairman and Chief Executive Officer of Landmark Banking Corporation (1969-1978); Financial Vice President of Florida Power and Light (1965-1969); Vice President of the Federal Reserve Bank of Atlanta (1958-1965).

CONSTANTINE DEAN TSERETOPOULOS (AGE: 47)
PO BOX N-7776
LYFORD CAY, NASSAU
BAHAMAS

MEMBER OF THE BOARD OF DIRECTORS
Physician at the Lyford Cay Hospital (1987 to present), Member of the Board of Directors of various charitable organizations, Member of the Board of Directors or Trustee, respectively, of 15 investment companies of Franklin Templeton investments, formerly member of the Department of Cardiology at the University of Maryland (1985-1987) and assistant professor for internal medicine at the Greater Baltimore Medical Center (1982-1985).



HARMON E. BURNS (AGE: 56)
ONE FRANKLIN PARKWAY
SAN MATEO, CA 94403-1906
VICE PRESIDENT

Vice Chairman, Member of the Office of the Chairman and Member of the Board of Directors of Franklin Resources, Inc., Vice President and Member of the Board of Directors of Franklin Templeton Distributors, Inc.; Executive Vice President of Franklin Advisers, Inc.; Member of the Board of Directors of Franklin Investment Advisory Services, Inc. of Franklin Templeton Investor Services, Inc., and/or Member of the Board of Directors or Trustee, respectively, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 investment companies of Franklin Templeton Investments.

JEFFREY A. EVERETT (AGE: 37)
PO BOX 7759
LYFORD CAY, NASSAU
BAHAMAS
PRESIDENT

President and Member of the Board of Directors of Templeton Global Advisors Limited; executive at various other investment companies of Franklin Templeton Investments and formerly an executive in the investment division at First Pennsylvania Investment Research (until 1989).

MARTIN L. FLANAGAN (AGE: 41)
ONE FRANKLIN PARKWAY
SAN MATEO, CA 94043-1906
VICE PRESIDENT

President and Member of the Office of the President, Chief Financial and Management Officer of Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer of Franklin Mutual Advisers LLC; Executive Vice President, Chief Financial Officer and Director of Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer of Templeton Investment Counsel, LLC; Executive Vice President and Director of Franklin Advisers, Inc.; Executive Vice President of Franklin Investment Advisory Services, Inc. and of Franklin Templeton Investor Services, LLC; Chief Financial Officer of Franklin Advisory Services, LLC; Chairman of Franklin Templeton Services, LLC; executive and/or Director at several of the other subsidiaries of Franklin Resources, Inc.; executive and/or Director or Trustee of 51 investment companies of Franklin Templeton Investments.

DAVID P. GOSS (AGE: 54)
ONE FRANKLIN PARKWAY
SAN MATEO, CA 94403-1906
VICE PRESIDENT

Associate General Counsel at Franklin Templeton Investments; President, Chief Executive Officer and Member of the Board of Directors at Properties Resources, Inc. and Franklin Properties, Inc.; Officer and Member of the Board of Directors of various subsidiaries of Franklin Resources, Inc.; executive at several other subsidiaries of Franklin Resources, Inc.; officer at 52 investment companies of Franklin Templeton Investments; formerly President, Chief Executive Officer and Member of the Board of Directors of Franklin Real Estate Income Fund, Franklin Advantage Real Estate Income Fund (until 1996), Property Resources Equity Trust (until 1999) and Franklin Select Equity Trust (until 2001).

BARBARA J. GREEN (AGE: 54)
ONE FRANKLIN PARKWAY
SAN MATEO, CA 94403-1906
VICE PRESIDENT AND SECRETARY

Vice President and Assistant Director of the legal department of Franklin Resources, Inc., Senior Vice President of Templeton Worldwide, Inc.; executive at 52 investment companies of Franklin Templeton Investments; formerly assistant director of the investment management division, first assistant and senior advisor to the Chairman, legal advisor to the Chairman, special advisor and legal advisor at the Securities and Exchange Commission (1986-1995); attorney at Rogers & Wells (until 1986); legal clerk at the US District Court (District of Massachusetts) (until 1986).

CHARLES E. JOHNSON (AGE: 45)
777 MARINERS ISLAND BLVD.
SAN MATEO, CA 94404
VICE PRESIDENT

President, Member of the Office of the President and Member of the Board of Directors of Franklin Resources, Inc.; Senior Vice President of Franklin Templeton Distributors, Inc.; President and Member of the Board of Directors of Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman, President and Member of the Board of Directors of Franklin Investment Advisory Services, Inc.; executive at and/or Member of the Board of Directors of several other subsidiaries of Franklin Resources, Inc.; executive at and/or Member of the Board of Directors or Trustee, respectively, of 33 investment companies of Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (AGE: 61)
ONE FRANKLIN PARKWAY
SAN MATEO, CA 94403-1906
VICE PRESIDENT

Vice Chairman, Member of the Office of the Chairman and Member of the Board of Directors of Franklin Resources Inc.; Vice President and Member of the Board of Directors of Franklin Templeton Distributors, Inc.; Member of the Board of Directors of Franklin Advisers, Inc. and Franklin Investment Advisory Services Inc.; Senior Vice President of Franklin Advisory Services, LLC.; executive, Member of the Board of Directors and/or Member of the Board of Directors [sic] or Trustee, respectively, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 investment companies of Franklin Templeton Investments.



JOHN R. KAY (AGE: 61)
500 EAST BROWARD BLVD.
FORT LAUDERDALE, FL [NO ZIP CODE]
VICE PRESIDENT

Vice  President  of  Templeton  Worldwide,  Inc.;  Assistant  Vice  President of
Franklin Templeton Distributors, Inc.; Senior Vice President of Franklin Templeton Services, LLC; formerly Vice President and Controller of Keystone Group, Inc.; executive at 23 investment companies of Franklin Templeton Investments.

BRUCE S. ROSENBERG (AGE: 40)
500 EAST BROWARD BLVD.
FORT LAUDERDALE, FL 33394-3091
TREASURER

Vice President of Franklin Templeton Services, LLC and executive at 19 investment companies of Franklin Templeton Investments; formerly Senior Manager of Fund Accounting at Templeton Global Investors, Inc. (1995-1996).

MURRAY L. SIMPSPON (AGE: 64)
ONE FRANKLIN PARKWAY
SAN MATEO, CA 94403-1906
VICE PRESIDENT

Executive Vice President and Director of the legal department of Franklin Resources, Inc.; executive and/or Member of the Board of Directors of several subsidiaries of Franklin Resources, Inc.; executive at 52 investment companies of Franklin Templeton Investments, formerly Chief Executive Officer and Managing Director of Templeton Franklin Investment Services (Asia), Limited (until January 2000) and Member of the Board of Directors of Templeton Asset Management, Ltd. (until 1999).

* THESE MEMBERS ARE "INTERESTED PARTIES" OF THE FUND ACCORDING TO FEDERAL SECURITIES LAWS. MR. BRADY'S STATUS AS AN INTERESTED PARTY RESULTS FROM HIS BUSINESS ASSOCIATION WITH FRANKLIN RESOURCES, INC. AND TEMPLETON GLOBAL ADVISORS LIMITED. MR. BRADY AND FRANKLIN RESOURCES, INC. ARE BOTH LIMITED-LIABILITY PARTNERS IN THE LIMITED PARTNERSHIP DARBY OVERSEAS PARTNERS, L.P. ("DARBY OVERSEAS"). MR. BRADY IS THE CHAIRMAN OF AND A UNIT HOLDER IN DARBY OVERSEAS INVESTMENTS, LTD., WHICH IS THE PERSONALLY LIABLE PARTNER OF DARBY OVERSEAS. IN ADDITION, DARBY OVERSEAS AND TEMPLETON ADVISORS, LTD. ARE LIMITED-LIABILITY PARTNERS OF DARBY EMERGING MARKETS FUND, L.P. (DEMF). MR. BRADY IS THE CHAIRMAN OF THE PERSONALLY LIABLE PARTNER OF DEMF. DARBY OVERSEAS AND ITS PERSONALLY LIABLE PARTNER OWN 100% OF THE UNITS OF THE PERSONALLY LIABLE PARTNER OF DEMF. MR. BRADY IS ALSO A MEMBER OF THE BOARD OF DIRECTORS OF TEMPLETON CAPITAL ADVISERS, LTD. (TCAL). THIS COMPANY SERVES AS THE INVESTMENT MANAGER OF CERTAIN NON-REGISTERED FUNDS. TCAL AND TEMPLETON GLOBAL ADVISERS, LTD. ARE BOTH INDIRECT SUBSIDIARIES OF FRANKLIN RESOURCES, INC.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers. Charles E. Johnson is the son of Charles B. Johnson.

The Fund currently pays unaffiliated members of the Board of Directors and Mr. Brady an annual fee of USD 12,000 as well as a fee of USD 900 for each meeting of the Board of Directors that they attend. Members of the Board of Directors who attend the meetings of the Audit Committee for the Fund and other Franklin Templeton Investments funds receive a lump-sum fee of USD 2,000 for each meeting of the Audit Committee prorated in proportion to the Fund, but not if the meeting takes place on the same day as a meeting of the Board of Directors. Unaffiliated members of the Board of Directors may also receive fees for their services as compensation for their work on behalf of other Franklin Templeton Investments funds.

NET ASSET VALUE

CALCULATING THE NET ASSET VALUE

The net asset value of each unit class of the Fund is calculated at the close of business (usually 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business by dividing the value of the Fund's portfolio, plus its cash, cash equivalents and other assets (including accrued interest and dividend claims) and less all liabilities (including deferred costs), by the number of units in circulation, rounded off to the nearest whole cent. In determining the total net assets of the Fund, cash and the total sum of receivables are included at their realizable value. Interest is recorded as accrued interest and dividends are recorded on the day they are quoted ex dividend.

In determining the total net assets of the Fund, cash and the total sum of receivables are included at their realizable value. Interest is recorded as accrued interest and dividends are recorded on the day they are quoted ex dividend. Portfolio securities that are listed on a stock exchange or on the NASDAQ National Market System and whose prices can be readily obtained are valued at the last quoted selling price of the day or, if no sales were reported, at the last quoted bid or offering price. Portfolio securities traded over the counter are included at their last quoted bid or offering price. Portfolio securities that are traded both over the counter and on exchanges are valued according to the broadest and most representative market, as determined by TGAL.

Trading of securities on European and East Asian exchanges and over-the-counter markets has usually already finished prior to the close of business on every day the NYSE (New York Stock Exchange) is open. Trading on European or East Asian markets (or in one or more countries) generally does not take place on every NYSE business day. Furthermore, various foreign markets also trade on days that are not NYSE business days, and on which the net asset value of each class is not calculated. Thus, the calculation of the net asset value of each class does not take place at the same time as the determination of the prices of numerous portfolio securities that are included in the calculation, and if events occur that substantially affect the value of these foreign securities, these securities will be included at their reasonable value, which is determined by Management and approved in good faith by the Board of Directors.

The trading of corporate bonds, money market securities and US government securities ends every day at different times, generally prior to the stipulated close of business of the NYSE. The value of these securities that are used to calculate the net asset value of each class is determined at these times. Occasionally, events occur between the times at which the value of these securities is determined and the stipulated close of business of the NYSE that affect the value of these securities and which were not taken into account when calculating the net asset value of each class. If at these times events occur that significantly affect the value of these securities, these securities will be included at their reasonable value, which is determined in good faith by the Board of Directors.

Other securities whose prices cannot be readily obtained are valued at their current market value, which can be obtained from a rating service and is based on a series of factors, including the most recent trades, the size of institutional trades with comparable securities (taking into account yields, risks and terms) and/or developments in connection with special offerings. Securities and other investment assets whose current market value cannot be readily obtained are included at their reasonable value, which is determined by methods approved by the Board of Directors. If approved by the Board of Directors, the Fund may employ a rating service, a bank or a securities dealer to fulfill the functions described above.

The expenses of the Fund are borne by the unit classes in relation to the number of units of a class issued at any given time, where each unit class solely bears the costs of the sales service plan applicable to it. The net assets are also allocated in relation to the issued units.

SUSPENDING THE CALCULATION OF THE NET ASSET VALUE

The Board of Directors may stipulate procedures according to which the Fund may suspend the calculation of the net asset value for all or part of a period of time in which (1) the New York Stock Exchange is closed, outside of normal weekends and holidays; (2) trading on the New York Stock Exchange is restricted;
(3) an emergency exists that makes it practically impossible to sell Fund securities or that makes it practically impossible for the Fund to reasonably determine the value of its net assets; or (4) during another period of time, which the Securities and Exchange Commission may determine, to protect the unit holders of the Fund. So long as the calculation of net asset value is suspended, the Fund will not issue, redeem or exchange its units.

REPRESENTATIVES
REPRESENTATIVE IN GERMANY
Dr. Carl Graf Hardenberg
Attorney at law
Klein Fontenay 1
20354 Hamburg

acts as the representative of the Fund in Germany pursuant to section 6 AUSLINVESTMG [AUSLANDINVESTMENT-GESETZ/Foreign Investment Funds Act].

The representative represents the Fund in and out of court. He is authorized to receive documents destined for the management company and the main sales organization.

REPRESENTATIVE IN AUSTRIA

Bank Austria Creditanstalt AG
Obere Donaustra(beta)e 19
A-1020 Vienna

acts as the representative of the Fund in Austria.

The representative represents the Fund in and out of court. He is authorized to receive documents destined for the management company and the main sales organization.

The courts of Vienna have jurisdiction for lawsuits against the Fund, the management company or the main sales organization that relate to the selling of units in Austria.

TAX INFORMATION

UNIT HOLDERS ARE ADVISED THAT THE PICTURE PRESENTED OF TAXATION ISSUES UNDER THIS HEADING IS BASED ON OUR UNDERSTANDING AS OF JULY 1, 2002. ALTHOUGH THE FUND AND FRANKLIN TEMPLETON INVESTMENT SERVICES GMBH TREAT ALL SITUATIONS RELEVANT TO TAXATION WITH GREAT CARE, BECAUSE OF THE CHANGES THAT ARE BEING MADE TO TAX LAWS WITH INCREASING FREQUENCY AND THE POSSIBILITY OF A DIFFERENT INTERPRETATION BY THE TAX AUTHORITIES, THERE IS NO GUARANTEE THAT THE TAX AUTHORITIES WILL RECOGNIZE THE PUBLISHED FIGURES AS CORRECT. UNIT HOLDERS SHOULD DISCUSS THEIR PERSONAL TAX SITUATION WITH THEIR TAX ADVISORS.

TAXATION IN THE US

US income taxes: In principle, the Fund plans at least once a year to pay out dividends that essentially equal its total net investment income. These include dividends, interest and short-term net capital gains, to the extent they exceed long-term net capital losses. It is also planned at least once a year to distribute realized capital gains. Thus, and because of certain diversification requirements and other rules of the Internal Revenue Service Code of 1986 adhered to by the Fund, the Fund intends to be classified annually as a "regulated investment company." This status of the Fund will not lead to any government monitoring of the management or of its investment policies. As a "regulated investment company," the Fund is in principle exempt from US federal income tax if the net investment income and the net capital gains were distributed to the unit holders. Distributions are subject to US federal income tax if they are received by US taxpayers.

US withholding taxes: Pursuant to Article 10 of the treaty between the Federal Republic of Germany and the United States of America to avoid double taxation in the area of income taxes as amended on August 21, 1991, the US government will levy a 15% withholding tax on distributions of dividends, interest and short-term gains of the Fund for persons domiciled in the Federal Republic of Germany. Distributions of long-term realized gains in prices are not subject to the withholding tax.

US penalty taxes: Distributions and income from redemption of Fund units that are paid to individuals and other taxable recipients are subject to a 30% US government penalty tax if the Fund was not given the federal tax number of the unit holder or the W-8 declaration that the unit holder is not subject to this tax. The W-8 declaration is included in the application form and currently has to be renewed every three years.

US inheritance taxes: Pursuant to Article 9 of the treaty dated December 3, 1990 between the Federal Republic of Germany and the United States of America to avoid double taxation in the area of inheritance and gift taxes, units of the Fund are not subject to US taxation if they are part of the inheritance of or a gift to a person domiciled in the Federal Republic of Germany.

The Fund may be required to demand that heirs provide a transfer form issued by the US Internal Revenue Service or comparable documents that exempt the Fund from liability for any inheritance taxes. An Internal Revenue Service transfer form is always required if the gross assets held in the US of a deceased unit holder total at least USD 60,000. For gross assets held in the US having a lower value, the Fund may demand a sworn statement to that effect.

TAXATION IN GERMANY

The Fund will provide the tax information required in section 17.3.2 AUSLINVESTMG with regard to each dividend and dividend-equivalent income to unit holders, and report this to the tax authorities, no later than three months after the end of the Fund's fiscal year. Pursuant to section 17.3.3 AUSLINVESTMG, on market days the Fund will also publish its interim gains and dividend-equivalent income.

Therefore, it is the legal opinion of the Fund that unit holders in Germany, pursuant to section 17 AUSLINVESTMG, are only required to pay income tax on distributed and reinvested interest and dividend income, and on gains from forward transactions of the Fund, regardless of whether the income or earnings are paid out or are automatically reinvested in new Fund units.

Distributed or reinvested gains in prices realized by the Fund from the sale of securities and subscription rights to shares of joint stock corporations are always tax-exempt, unless the gains in prices are considered business income of the taxpayer.

The portion of the 15% US withholding tax that was withheld as a result of interest and dividends, is credited against payable German income taxes in accordance with section 19 AUSLINVESTMG and the provisions of income-tax law.

If unit holders have their Fund units held in custody or managed by a domestic bank or financial institution, this bank or financial institution is required to withhold an interest withholding tax (currently 30%, or 35% for counter transactions, plus the solidarity surcharge for each distribution) if interest and/or dividend income is distributed, even if the distribution is automatically reinvested in new Fund units. If, at a given point in time, the Fund only distributes part of the interest and dividend income generated to that point, the domestic bank or financial institution must pay the interest withholding tax on the Fund's total income.

No interest withholding tax is due if a unit holder manages his Fund units himself and receives dividend payments directly from the Fund or through the German paying agency.

In the case of redemption, exchange or any other transfer of rights to Fund units (disposal transactions), private unit holders only have to pay taxes on the realized interim gain. Interim gain is defined in section 17.2a AUSLINVESTMG, with reference to section 20.1, no. 7 and paragraph 2, as well as section 23.1, sentence 1, no. 4, paragraph 2 and paragraph 3 ESTG [Einkommenssteuergesetz/Income Tax Act] and can be simply described as that portion of the net asset value of a fund unit that results from interest and equivalent income, as well as gains from forward transactions, for which dividend income does not count toward interim gain.

If a domestic bank or financial institution handles the redemption of Fund units, it must withhold the interest withholding tax on the interim gain.

In addition, the profits generated by disposal transactions are tax-exempt for private unit holders if the Fund units were held for more than 12 months.

Investors are strongly recommended to discuss the impact on their individual tax situation with their tax advisors.

TAXATION IN AUSTRIA

In Austria, Austrian investors are, in principle, subject to the following taxation with regard to their units:

In Austria, sections 40 and 42 INVFG [INVESTMENTFONDSGESETZ /Investment Funds Act] apply. This defines all distributions actually made on unit ownership interests as well as the interest, dividends and other income received by the company and not used for covering costs or distribution as so-called dividend-equivalent income as defined in section 42 INVFG that is subject to tax payable by the investor.

Realized capital gains of foreign funds are a component of dividend-equivalent income (section 42.3 INVESTMENTFONDSGESETZ). Realized capital gains of foreign funds held privately are only tax-advantaged if there is proof of dividend-equivalent income and, at the same time, the foreign fund is authorized for sale to the public and is, in fact, being offered to the public. In that case, the private investor only has to pay taxes on 20% of the capital gains at a fixed rate of 25%.

Dividend-equivalent income is considered distributed four months after the end of the fiscal year (section 40.2, sub-paragraph 1 INVESTMENTFONDSGESETZ).

Dividends and dividend-equivalent income of foreign investment funds in principle subject the investor to prevailing rates of income or corporate taxes (with the exception of the tax-advantaged capital gains mentioned above, 20% of which are subject to a fixed tax rate of 25%).

Dividends of foreign funds with domestic coupon-counting offices are, in principle, subject to a 25% capital gains tax (section 93.3, sub-paragraph 5 of the Income Tax Act). If the units of the foreign fund are held in custody at a domestic bank or financial institution, for the purposes of the capital gains tax a fictive dividend is provided. The amount of capital gains considered as received is

1. 10% of the most recently determined redemption price on December 31 of each year a unit is attributable to the taxpayer for the entire calendar year;

2. 0.8% of the redemption price most recently fixed prior to a sale or transfer at the time of sale or transfer for each month of the current calendar year that has started in any year during which a unit is sold or transferred out of the country.

No capital gains taxes are withheld on this fictive investment income if the taxpayer submits a declaration to the tax authorities that he has met his duty of disclosure with regard to the unit.

Capital gains taxes on actual and fictive investment income are deducted in advance and may be added to the individual tax debt by way of assessment.

For sales during the year, a fictive distribution of regular income is created at the time of sale, and an overall estimate is made of the dividend-equivalent income earned up to the date of sale.

With regard to taxable income from capital assets, the higher of the following amounts is subject to taxation.

- The difference between the first redemption price established in the calendar year and the sale price (without deducting sales costs)

- 0.8% of the sale price for each calendar month that has started (without deducting sales costs)

In any case, the tax authorities consider it permissible if dividend-equivalent income accrued by a date later than the date of sale is documented and taxes are paid on it. This date may also be the end of the fund's fiscal year that follows the date of sale.

Investors are strongly recommended to discuss the impact on their individual tax situation with their tax advisors.

Templeton Growth Fund Inc. has appointed an Austrian representative and intends to produce any evidence required. However, the Fund assumes no liability for the imposition of specific taxes on income and profits. The Federal Ministry of Finance makes the binding determination with regard to taxable amounts.

TRANSFER AGENT

Franklin Templeton Investor Services, Inc.
100 Fountain Parkway, St. Petersburg, Florida 33716-1205

acts as the Fund's transfer agent. The services provided by the transfer agent include the recording of purchases, transfers and redemption requests, the payment of dividends, realized gains in prices and reinvested funds as well as routine communication with unit holders. The transfer agent receives from the Fund an annual fee of USD 15.02 per unit holder account, plus cash expenses; this fee is adjusted each year to the consumer price index issued by the Labor Department.

The transfer agent is a consolidated subsidiary of Templeton Resources, Inc. and reported share capital as of September 30, 2001 of USD 3,977,896.


INDEPENDENT AUDITOR The accounting firm of PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105, USA

acts as the Fund's auditor. Its accounting services include auditing the Fund's financial statements and documents that the Fund is required to file with the SEC and the Internal Revenue Service.

DISCLOSURES
PRICE DISCLOSURE

The offering price and the redemption price are published daily by, among others, the following media outlets:

Frankfurter Allgemeine Zeitung, Handelsblatt, Borsen-Zeitung, Die Welt, Stuttgarter Zeitung, Suddeutsche Zeitung, Der Standard (Austria); on the Internet at http://www.franklintempleton.de; and by the ARD/ZDF videotext on page 760/700

SEMI-ANNUAL AND ANNUAL REPORTS

The Fund's fiscal year ends on August 31 of each calendar year. Unit holders receive, at a minimum, semi-annual reports containing the names of the securities held by the Fund and other information. The annual report is audited by independent auditors.

SALES SERVICE PLAN

The Fund has approved a sales service plan for Fund units pursuant to Rule 12b-1 of the Investment Companies Act of 1940, which permits it to reimburse the main sales organization for its costs and expenses for activities primarily geared toward the placement of Fund units. The annual sales service fee to be paid by the Fund as part of this plan may not exceed 0.25% of the average daily net assets of class A units of the Fund. The main sales organization may transfer parts of this fee to investment brokers that guarantee service to the unit holders for whom it trades. The plan provides that costs and expenses that were not reimbursed in a specific month (including costs and expenses that were not reimbursed because they exceeded the annual limit of 0.25% of the average daily net assets of the Fund) can legally be refunded in later months or years. Pursuant to the sales service plan, the Board of Directors regularly reviews the adequacy of the payments.

PAYING AGENCY FEES

Establishing paying agencies makes payment transactions between investors and the Fund's transfer agent easier. The Fund pays J.P. Morgan AG an annual fee of EUR 2,500. It pays Marcard, Stein & Co. GmbH & Co. KG and Merck, Finck & Co. an annual fee of USD 15,000 and Creditanstalt AG an annual fee of EUR 2.543.55. Any expenses that occur are likewise reimbursed.



PLACE OF JURISDICTION

FEDERAL REPUBLIC OF GERMANY

Hamburg is the place of jurisdiction for lawsuits against the Fund, the management company or the main sales organization related to the sale of Fund units in Germany. The writ and all other documents may be served on the representative.

REPUBLIC OF AUSTRIA

Vienna is the place of jurisdiction for lawsuits against the Fund, the management company or the main sales organization related to the sale of Fund units in Austria. The writ and all other documents may be served to the representative.

RIGHT TO COUNTERMAND PAYMENT

FEDERAL REPUBLIC OF GERMANY

According to section 11 of the Foreign Investment Fund Act, if a purchase of Fund units based on oral negotiations is made by the buyer outside the permanent business offices of the company that sold or brokered the sale of the units, without this having been requested of the seller or broker, the buyer is entitled to revoke his application (right to countermand payment).

The countermand must be sent in writing within a period of two weeks to the Fund or its representative. The period starts when the application is submitted. It may not start, however, before the offering prospectus is received. Sending the countermand on time is sufficient to count as adhering to the deadline.

There is no right to countermand payment if an operator of a business purchases the units to increase the assets of his business.

If the buyer has already made payments prior to his countermand, in return for returning the purchased units, the investment company must refund to him the price paid for the units on the day after the countermand is received (section 21.2-4 KAGG [KAPITALANLAGEGESELLSCHAFTSGESETZ /Investment Company Act]) and reimburse any expenses paid.

REPUBLIC OF AUSTRIA

sections 3 and 3a KSCHG [KONSUMENTENSCHUTZGESETZ/Consumer Protection Act] in connection with section 12 WERTPAPIERAUFSICHTSGESETZ [Securities Trading Supervision Act] apply to Austrian investors.

CONTRACT TERMS

1 GENERAL INFORMATION

1.1 The legal relations in terms of corporate law between the investor and the Fund are subject to US law and are controlled by the following contract terms, which are based on US law, the by-laws and additional information. Copies of the complete by-laws and additional information in German are available from the German representative. Besides the aforementioned documents, the management company's current annual report is also available from the Austrian representative.

1.2 The legal relationship between the investor and the Fund takes effect as soon as the purchase application and the investment amount in US currency have been properly received by the transfer agent provided the purchase application is not rejected.

When the legal relationship takes effect, the investor acquires units, the number of which depends on the next net asset value of the unit calculated after the purchase application and the amount invested have been received.

The minimum initial purchase is EUR 2,500. Savings programs require a monthly or quarterly minimum investment of EUR 100.

1.3 Immediately after the legal relationship takes effect, the transfer agent establishes a unit holder account for the investor in which, among other things, the number of units purchased by him is recorded. The unit holder receives a corresponding confirmation and, upon request, a certificate.

2 OFFERING PRICE

2.1 The offering price of a Fund unit is calculated from the net asset value of Fund divided by the number of outstanding Fund units, plus the issuing costs staggered according to the amount of the investment.

2.2 Investors who purchase a certain number of units within 13 months and hold them for at least one day and who submit a corresponding letter of intent, pay reduced issuing costs on the total investment. Redemptions made by the unit holder during the 13-month period are deducted from the sum of the purchases so as to determine whether the terms of the letter of intent have been met.

2.3 For savings plans, issuing costs are only charged on the actual saving amounts paid in; there is no prior charge for costs.

3 REDEEMING UNITS

Fund units can be redeemed on any day when the net asset value of the units is calculated if the unit holder submits a proper application to the transfer agent through Franklin Templeton Investment Services GmbH.

The redemption price is the net asset value, which is calculated after the transfer agent has received the redemption order in good order.

4 INVESTMENT RESTRICTIONS

4.1 For the protection of investors, the Fund is subject to broad investment restrictions that can be changed without the approval of the unit holders, details of which can be found in the prospectus.

4.2 Basically, the Fund may not purchase:
    a) units of another fund, except for up to 5% of open investment funds
    b) real estate or mortgages
    c) commodity or currency futures contracts
    d) securities ofcompanies in which a single executive or director currently holds more than a 0.5% interest or, as a group, more than 5%
    e) participating interests in programs to explore natural resources

4.3 The Fund is also not permitted:
    a) to borrow except for the redemption of units, and then only as a temporary measure and only up to 10% of net assets.
    b) to encumber or mortgage net assets, except to secure the borrowing named in a), and not more than 10% of net assets.
    c) to invest more than 25% of net assets in a single industry.
    d) invest in "letter stocks."
    e) selling short or buying or selling puts, calls, straddles or spreads.
    f) The Fund is entitled to trade so-called stock index futures and, with certain conditions, to buy or sell options related to such transactions.

Audit certification for prospectus examination by Bank Austria Creditanstalt AG as representative and prospectus examiner, certifying that the prospectus in question has been examined and was found to be accurate and complete.

Bank Austria Creditanstalt AG
Alfred Simon
Ulrike Sperl



TGF-50.03.ST1202

Submitted by: independent sales partner

The note on independent sales partners refers exclusively to the sale of Franklin Templeton funds.

Offering prospectuses and other documents are available from your advisor or from:

Franklin Templeton Investment Services GmbH
PO Box 11 18 03, 60053 Frankfurt a. M., Germany o Mainzer Landstra(beta)e 16, 60325 Frankfurt a. M., Germany
Tel.: 0800/0738002 (Germany) o 0800/295911 (Austria) o Fax: +49-69/27223-120
E-mail: info@franklintempleton.de